EXHIBIT 10.8

SEPARATION AGREEMENT

     THIS SEPARATION AGREEMENT (the “Agreement”) is made and entered into as of December 24, 2002, by and between Wilson/Equity Office, LLC (“WEO”), Wilson Investors — California, LLC (“Wilson”), EOP Investor, L.L.C. (“EOP”). EOP-Concar Investor, L.L.C. (“Concar EOP Investor”), and Equity Office Properties Management Corp. (“EOPMC”). EOP Operating Limited Partnership (“EOPOP”), Equity Office Properties Trust (“EOPT”), William Wilson III, Thomas P. Sullivan, Jacqueline U. Moore, A. Robert Paratte, H. Lee Van Boven, Terry Reagan, Scott Stephens and Jon Knorpp have executed this agreement for the limited purpose of consenting to the changes to the Original WEO Agreement described herein, and in the case of EOPOP to Section 10.2. All capitalized terms used but not otherwise defined herein shall have the meanings given in the Original WEO Agreement. Certain capitalized terms used herein are defined as set forth on Exhibit A.

RECITALS

     A.     Wilson and EOP are parties to that certain Amended and Restated Operating Agreement No. 1 (the “Original WEO Agreement”) of Wilson/Equity Office, LLC between EOP and Wilson dated as of August 1, 2000.

     B.     Wilson and EOP have agreed to cause WEO to distribute (i) to EOP the sum of $489,704 and (ii) to Wilson (the “WEO Subsidiary Interests”) all of WEO’s right, title and interest in and to the stock of WEO Inc. and the partnership interests in WEO LP, all after first contributing certain assets of WEO to WEO LP.

     C.     Wilson and EOP, with the consent of EOPT and EOPOP and the Wilson Principals, have agreed to amend the Original WEO Agreement (as amended hereby, the “WEO Agreement”) to among other things reflect that, after the date hereof, the central purpose and operations of WEO will be to (i) act as manager of the Concar Project Entity and the FS4 Project Entity (and indirectly through the FS4 Project Entity as the manager of Howard Street Investors IV, LLC, which is one of the managers of the FS4 Owner), and (ii) hold membership interests in the Project Entities and distribute to EOP and Wilson amounts that such parties are entitled to receive from the Project Entities.

     D.     Pursuant to the terms and conditions herein, Wilson and EOP have agreed to cause the Owners of FS2 and Ferry and WEO LP to enter into a Brokerage Agreement with respect to the leasing of their respective Projects.

     E. Pursuant to the terms and conditions herein, (i) WEO has agreed to sell and EOPMC has agreed to buy all of WEO’s interests in the Ferry Project Entity, the FS2 Project Entity and the FS3 Project Entity each for $1, (ii) WEO has agreed to sell and EOPMC has agreed to buy all of WEO’s interests in the SR Project Entity for $2,978,180.20 (the “SR Purchase Price”), and (iii) WEO has agreed for $1 to sell to Wilson-Larkspur all of its interests in the Larkspur Entity.

     NOW THEREFORE, in consideration of the foregoing premises, and the agreements and representations hereinafter set forth, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.     Initial Sales and Distributions. All of the transactions described in Section 1 of this Agreement shall happen concurrently on the date hereof (the “Closing Date”). The occurrence of the transactions contemplated by this Agreement to occur on the Closing Date is referred to herein as the “Closing.”

          1.1. Definitions. The transaction described in Section 1.2 is referred to herein as the “EOP Distribution.” The transaction described in Section 1.3 is referred to herein as the “Wilson Distribution.” The EOP Distribution and the Wilson Distribution are collectively referred to herein as the “Special Distributions.”

          1.2. EOP Cash Distribution. Wilson acting as manager of WEO shall cause WEO, without any recourse, representation, warranty or associated covenants or agreements except as set forth in this Agreement, to distribute $489,704 in immediately available funds to EOP (or its nominee). In lieu of WEO wiring such distribution to EOP to EOP, EOP hereby instructs WEO to apply such amount to the payment EOPMC is required to make pursuant to Section 3.2.

          1.3. Transfer of WEO Assets, Liabilities and Subsidiary Interests. Wilson acting as manager of WEO shall cause WEO, without any recourse, representation, warranty or associated covenants or agreements except as set forth in this Agreement, to (a) contribute the assets identified on Exhibit B (“WEO Operating Assets”) to WEO LP, and (b) then distribute the WEO Subsidiary Interests to Wilson pursuant to an assignment and assumption (the “WEO LP Assignment and Assumption”) agreement in form and substance as set forth on Exhibit C. Wilson acting as manager of WEO, shall cause WEO to assign to WEO LP, and WEO LP shall assume from WEO, certain rights and obligations pursuant to the WEO LP Assignment and Assumption.

          1.4. Treatment Under WEO Agreement. The Special Distributions shall not reduce the Adjusted Capital of Wilson or EOP in WEO. Section 5.7 of the WEO Agreement (including its subsections) shall not apply to the Special Distributions. In lieu of applying the provisions of those sections, the parties hereto have elected to make the Special Distributions as provided herein. EOP and Wilson acknowledge and agree that the EOP Distribution and Wilson Distribution will be treated as partial liquidating distributions and that the ratio of the value of the EOP Distribution to EOP to the value of the Wilson Distribution to Wilson is 499:501.

          1.5. Sale of Interest in Ferry Project Entity. WEO hereby agrees to sell, and Wilson acting as manager of WEO, shall cause WEO to sell and convey to EOPMC, and EOPMC shall buy for $1 plus the contingent obligations to pay the Ferry Post-Closing Amount pursuant to Section 10.1 (if any), all of WEO’s right, title and interest in and to the membership interests in the Ferry Project Entity, including, without limitation, the 40% managing membership interest (the “Ferry Interest”) in the Ferry Project Entity, and shall assume certain duties, liabilities and obligations with respect to the Ferry Interest pursuant to an Assignment in the form of Exhibit D.

          1.6. Sale of Interest in FS2 Project Entity. WEO hereby agrees to sell, and Wilson acting as manager of WEO, shall cause WEO to sell and convey to EOPMC, and EOPMC shall buy for $1, all of WEO’s right, title and interest in and to the membership interests in the FS2 Project Entity, including, without limitation, a 40% managing membership interest (the “FS2 Interest”), in the FS2 Project Entity and shall assume certain duties, liabilities and obligations with respect to the FS2 Interest pursuant to an Assignment in the form of Exhibit D.

          1.7. Sale of Interest in SR Project Entity. WEO hereby agrees to sell, and Wilson acting as manager of WEO shall cause WEO to sell and convey to EOPMC, and EOPMC shall buy for the SR Purchase Price, all of WEO’s right, title and interest in and to the membership interests in the SR Project Entity, including, without limitation, a 40% managing membership interest (the “SR Interest”) in the SR Project Entity, and shall assume certain duties, liabilities and obligations with respect to the SR Interest pursuant to an Assignment in the form of Exhibit D.

          1.8. Sale of Interest in FS3 Project Entity. WEO hereby agrees to sell, and Wilson acting as manager of WEO shall cause WEO to sell and convey to EOPMC, and EOPMC shall buy for $1, all of WEO’s right, title and interest in and to the membership interests in the FS3 Project Entity, including, without limitation, a 40% managing membership interest (the “FS3 Interest”) in the FS3 Project Entity, and shall assume certain duties, liabilities and obligations with respect to the FS3 Interest pursuant to an Assignment in the form of Exhibit D.

          1.9. Sale of Interests in Larkspur Entity. WEO hereby agrees to sell, and Wilson acting as manager of WEO, shall cause WEO to sell and convey to Wilson-Larkspur, and Wilson-Larkspur shall buy for $1, all of the right, title and interest of WEO in and to its membership interest (the “WEO-Larkspur Interest”) in WEO-Larkspur and shall assume certain duties, liabilities and obligations with respect to the WEO-Larkspur Interest pursuant to an Assignment in the form of Exhibit L.

          1.10. Assignment of Work Product. With respect to FS2, FS3, FS4, Ferry, Concar, SR1 and SR2 and Larkspur, Wilson (acting as manager of WEO (to the extent it is the manager) with respect to WEO) shall cause to be assigned (in the form attached as Exhibit I) to the Owner of each Project (and, with respect to Larkspur, WEO-Larkspur) all right, title and interest of Wilson, its Affiliates, WEO or the Subsidiaries in all work product, plans, specifications, budgets, files, financial information, contracts (including any design/build contracts entered into by the Project general contractor, but not including the membership interests, partnership interests or stock in the Project Entities or WEO or its Subsidiaries or the Acquired Companies), correspondence and other documents (collectively, the “Deliverable Work Product”) relating exclusively to the applicable Owners, Project Entities and entities in which either has an interest, the applicable Projects and the property associated therewith to the extent it is legally within the power of Wilson to do so. Each of the foregoing assignors shall have the right to review and make copies of the Deliverable Work Product notwithstanding this assignment at reasonable times and upon reasonable notice. Notwithstanding this assignment, to the extent in the possession or control of the assignors, possession of the Deliverable Work Product shall remain with the assignors until required to be delivered under this Agreement.

          1.11. Delivery of Work Product. With respect to FS3 and SR, Wilson (acting as manager of WEO with respect to WEO) shall cause to be delivered to EOP (to the extent in the possession or control of Wilson, its Affiliates, WEO, WEO Inc. or WEO LP), copies (or originals, if available) of all Deliverable Work Product relating to the applicable Owners, Project Entities and entities in which either has an interest, the applicable Projects and the property associated therewith other than such Deliverable Work Product (the “Inseparable Work Product”) that it is not reasonably practicable to separate (including the inability to make a copy of Deliverable Work Product that may exist in an electronic form that cannot be duplicated) from other materials that are not Deliverable Work Product or that are needed in connection with other Projects that have not been closed out. Upon any such Deliverable Work Product no longer being Inseparable Work Product (e.g. because it can be duplicated, because it is no longer needed in connection with other Projects, or because such other Projects have been sold or closed out), Wilson (acting as manager of WEO with respect to WEO) shall cause to be delivered to EOP copies (or originals, if available) of all Deliverable Work Product (to the extent in the possession or control of Wilson, its Affiliates, WEO, WEO Inc. or WEO LP). Wilson, its Affiliates, WEO, WEO, LP and WEO Inc. and EOP and its Affiliates shall all have unlimited access (at reasonable times and upon reasonable notice) to all Deliverable Work Product in the possession or control of any of them. If, following the Closing, any Deliverable Work Product for SR or FS3 has not been delivered to the relevant Project Owners, Wilson (including by acting as the Manager of WEO) shall cause such Deliverable Work Product to be promptly delivered to such Project Owners.

          1.12. New Formal Leasing Agreements. EOP shall cause (i) FBA to enter into an agreement relating to the leasing of the office space in the Ferry Project, and (ii) Foundry Square Associates II, LLC to enter into an agreement relating to the leasing of the FS2 Project (collectively, the “Brokerage Agreements”), in the form attached hereto as Exhibit E. Wilson shall cause WEO LP to enter into the Brokerage Agreements.

          1.13. Prorations and Costs. None of the transactions comprising the Closing shall be subject to or adjusted by any prorations. For each sold or conveyed interest, the transferee shall be responsible for all title insurance, escrow fees, transfer taxes and similar closing costs together with the cost of preparing and filing any tax returns or any accounting associated with the transferred interests. Each of Wilson and EOP shall be responsible for any and all costs and expenses (including the fees and expenses of its attorneys, advisors and consultants) it may incur in connection with this Agreement. Neither WEO nor any subsidiary thereof shall incur any such costs or expenses.

          1.14. Accounting and Losses. The sales and distributions contemplated by this Section 1 result in losses to WEO. These losses are to be shared and allocated between EOP and Wilson in the ratio of 499:501, except as provided in Section 10.1. Section 5.7 of the WEO Agreement (including its subsections) shall not apply to the transactions contemplated by this Agreement. At Closing, the Adjusted Capital of each of EOP and Wilson shall be deemed to be reduced by the amount of Adjusted Capital contributed by such Member for the Projects being transferred pursuant to this Section 1.

     2.     Closing Conditions.

          2.1. EOP Conditions. The obligation of EOP to Close, to cooperate in causing WEO to Close and to cause the applicable EOP Parties to Close is subject to the following conditions which must be fulfilled or waived by EOP and WEO shall not participate in the Closing unless the following conditions have been waived by EOP or fulfilled:

               2.1.1. Representations True. The representations and warranties of Wilson set forth in Section 4.2 are true and not misleading.

               2.1.2. No Default. Wilson is not in default under this Agreement.

               2.1.3. Property Management Agreements. Property management agreements acceptable to EOP and Wilson have been entered into by EOP OP and the Owners of FS4 and Ferry.

               2.1.4. Name Changes. EOP has received evidence satisfactory to it that Wilson as the manager of WEO has caused the name of WEO Inc. to be changed to “Wilson Realty Partners, Inc.” and the name of WEO LP to be changed to “Wilson Realty Partners, L.P.”

               2.1.5. FS2 Close Out. WEO has presented, and EOP has approved, a plan (the “FS2 Close Out Plan”) for the prompt and orderly close out of all work to be completed by the contractors and subcontractors with respect to FS2 and for the determination and payment of all sums owed to these contractors and subcontractors.

               2.1.6. FS3 Development Management Acknowledgment. An acknowledgment letter from KSW3 (in the form attached hereto as Exhibit J) that $386,388 of funds expended with respect to FS3 are deemed to be valid and proper development management expenses that count toward “Additional Contributions” under the Operating Agreement of Foundry Square Associates III, LLC.

               2.1.7. FS3 Approval of Transfer Documents. All of the requirements of Section 7.04 of the Operating Agreement of Foundry Square Associates III, LLC have been complied with.

               2.1.8. Development Management Agreement for FS4. KSW4 has consented to a form of Development Management Agreement acceptable to EOP and Wilson with respect to the FS4 Project, and this Development Management Agreement has been signed by WEO and the FS4 Owner. The Development Management Agreement executed by FS4 Owner has provisions comparable to the amendments implemented by Section 7.

               2.1.9. Ferry Close Out. WEO has presented, and EOP has approved, a plan (the “Ferry Close Out Plan”) for the prompt and orderly close out of all work to be completed by the contractors and subcontractors with respect to Ferry and for the determination and payment of all sums owed to these contractors and subcontractors.

               2.1.10. Ferry Consents. To the extent required, if any, the consent of the members of Ferry Building Associates, LLC and Ferry Building Investors, LLC has been obtained to the sale of the Ferry Interest.

               2.1.11. Release from Meany. EOP shall have received a release and consent from Christopher Meany in a form a form satisfactory to EOP.

               2.1.12. Larkspur Release. EOP has received a release from Campus in a form satisfactory to EOP.

               2.1.13. EOP Title Policies. EOPMC has received, at its sole cost (including the cost of escrow and other related title company fees), date down, non-imputation and increased value (reflecting the value of improvements) endorsements to the existing title insurance policies (with such endorsements, the “Title Policy”) of Foundry Square Associates II, LLC, San Rafael Corporate Center, LLC, Ferry Building Associates, LLC and Ferry Building Investors, LLC insuring that as of the Closing Date there are no title exceptions, including liens or encumbrances on the property (other than current taxes), other than those exceptions shown on such existing title insurance policies or otherwise approved by EOP. EOP has received a title insurance policy insuring the interest of Foundry Square Investors III, LLC and EOPMC in the option described in the operating agreement of Foundry Square Associates III, LLC in form and amount acceptable to EOP in its sole and absolute discretion.

               2.1.14. WEO Resolution. EOP has received a resolution of each of WEO, WEO LP, and WEO Inc. executed by EOP and Wilson (certified as of the Closing by Wilson to be true, complete and unmodified) giving WEO, WEO LP, and WEO Inc. full power and authority to enter into, execute, deliver and perform its obligations under this Agreement and such documents to be executed by them described herein.

          2.2. Wilson Conditions. Wilson’s obligation to Close and to cooperate in causing WEO to Close is subject to the following conditions which must be fulfilled and WEO shall not participate in the Closing unless the following conditions have been waived by Wilson or fulfilled:

               2.2.1. Representations True. The representations and warranties made by EOP in Section 4.1 are true and not misleading.

               2.2.2. No Default. EOP is not in default under this Agreement.

               2.2.3. Consents to Amend Development Management Agreements. KSW4 has consented to a form of Development Management Agreement acceptable to EOP and Wilson with respect to the FS4 Project, and this Development Management Agreement has been signed by WEO and the FS4 Owner. In addition, the FS4 Project Entity and WEO, L.P., as the development manager, have executed and delivered that certain side letter that provides for an additional $87,484.00 in development management fees to be paid by the FS4 Project Entity to WEO, L.P.

               2.2.4. FS3 Approval of Transfer Documents. All of the requirements of Section 7.04 of the Operating Agreement of Foundry Square Associates III, LLC have been complied with.

               2.2.5. Payment of Development Fees by EOP. EOP has paid $72,000 to WEO representing EOP’s entire share of development fees owed to Campus.

               2.2.6. Larkspur Title Policy. Wilson-Larkspur has received, at its sole cost (including the cost of escrow and other related fees), a title insurance policy insuring the interest of the Larkspur Entity in the Larkspur Entity’s option in form and substance acceptable to Wilson-Larkspur in its sole and absolute discretion.

               2.2.7. Cancellation of Wilson Loan Note. EOPMC has delivered to Wilson the original of the Wilson Note marked “Paid in Full and Cancelled” together with a release of security for and termination of the obligations relating to the Wilson Note.

               2.2.8. Return of Excess Concar Equity. Wilson has received its share of the excess equity required to be distributed pursuant to Section 12.

               2.2.9. WEO Resolution. Wilson has received a resolution of each of WEO, WEO LP, and WEO Inc. executed by EOP and Wilson giving WEO, WEO LP, and WEO Inc. full power and authority to enter into, execute, deliver and perform its obligations under this Agreement and such documents to be executed by them described herein.

     Each of EOP, with respect to the conditions in Section 2.1, and Wilson, respect to the conditions in Section 2.2, hereby agrees that, upon the Closing (if it occurs) of the transactions contemplated by this Agreement, the foregoing conditions to Closing (as conditions only) shall be deemed waived if such conditions have not been satisfied.

          2.3. Related Party Consents. To the extent, if any, that a consent, waiver, approval or agreement is required to the transactions contemplated by this Agreement by (i) Riverside under the loan documents for loans secured by the real property interests held by the Owners of SR, FS2, Ferry, Concar, or FS4 or (ii) any of the EOP Investors under any of the Project Entity Operating Agreements, or (iii) any member of the Wilson Group, or any entity which such member controls, such consent, waiver or approval is hereby given and such transactions are deemed to be permitted transactions. Each such party shall deliver all documents and perform all acts as may be necessary or reasonably required to evidence such consent, waiver or approval; provided that such documents do not create any obligations other than those provided in this Agreement or agreements contemplated hereby. EOP shall cause the EOP Parties, Wilson shall cause the Wilson Parties, and they shall jointly cause WEO and the WEO Subsidiaries, to take the foregoing actions.

     3.     Payment of Purchase Price.

          3.1. Payment for FS2, FS3 and Ferry. At Closing, EOPMC shall pay $3 to WEO.

          3.2. Payment for SR. At Closing, EOPMC shall pay the SR Purchase Price to WEO. WEO shall distribute 49.9% thereof to EOP and 50.1% thereof to Wilson. Upon the Closing, in lieu of wiring 49.9% of the SR Purchase Price to WEO, EOPMC shall be deemed to have paid such amount to WEO and WEO shall be deemed to have distributed such amount to EOP.

          3.3. Payment for Larkspur. At Closing, Wilson-Larkspur shall pay $1 to WEO.

     4.     Representations and Warranties.

          4.1. EOP Representations. EOP hereby represents and warrants to Wilson that:

               4.1.1. Authority. This Agreement and all documents executed in connection herewith by each of the EOP Parties have been duly authorized by all necessary action on the part of each such party; each such party has full power and authority to enter into, execute, deliver and perform its obligations under this Agreement and such documents; and such person or persons executing this Agreement or such other documents on behalf of such party have the full right, power and authority to execute this Agreement and such other documents on behalf of such party and to bind such party without the consent or approval of any other person or entity. This representation shall survive indefinitely.

               4.1.2. Ownership of WEO Interest. EOP is the sole owner of, and has not transferred or assigned, the interests in WEO described in the Original WEO Agreement as being held by EOP, free of any liens or encumbrances of any kind or nature. This representation shall survive indefinitely.

               4.1.3. Title. To EOP’s knowledge, WEO is the sole owner of the WEO-Larkspur Interest, free of any liens or encumbrances of any kind or nature.

               4.1.4. No Unwritten Reps. EOP understands and acknowledges that Wilson is not making any representations or warranties with respect to the transactions contemplated by this Agreement other than those that are set forth in writing in this Agreement and all other documents relating to such transactions.

               4.1.5. Larkspur. Capitalized terms used in this Section 4.1.5 have that meaning ascribed to them in that certain Mutual Release dated as of the date hereof relating to Larkspur. To EOP’s knowledge, interests in the Venture that were originally held in the name of Cornerstone Properties Inc. or Cornerstone Properties Limited Partnership passed by operation of law to EOPT and EOP OP respectively by merger in June 2000, that these interests were then contributed to EOP and in turn to WEO and in turn to W-Larkspur, so that the WEO Parties include all parties who are in the foregoing chain of ownership of the interests in the Venture now held by W-Larkspur and that no other entity or person related to or affiliated with the EOP Parties has any interest in the Option, the Property or any rights with respect to the development of the Property which is not now held by the Venture. Notwithstanding anything to the contrary herein, the liability of EOP pursuant to this Section 4.1.5 is limited to the out-of-pocket loss of any Wilson Party under the above-referenced Mutual Release.

          4.2. Wilson Representation. Wilson hereby represents and warrants to EOP that:

               4.2.1. Authority. This Agreement and all documents executed in connection herewith by Wilson, WEO Inc., WEO LP, Wilson-Larkspur and the other Wilson Parties have been duly authorized by all necessary action on the part of each such party and each such party has full power and authority to enter into, execute, deliver and perform its obligations under this Agreement and such documents; and such person or persons executing this Agreement or such other documents on behalf of such party have the full right, power and authority to execute this Agreement and such other documents on behalf of such party and to bind such party without the consent or approval of any other person or entity. This representation shall survive indefinitely.

               4.2.2. Ownership of WEO Interest. It is the sole owner of, and has not transferred or assigned, the interests in WEO described in the Original WEO Agreement as being held by Wilson, free of any liens or encumbrances of any kind or nature other than the security interests created in favor of EOPMC in connection with the Wilson Note, which has been or will be released at or before the Closing. This representation shall survive indefinitely.

               4.2.3. Organization of Acquired Companies. To Wilson’s knowledge, Part 4.2.3 of the “Disclosure Schedule” (which is attached hereto as Exhibit F) sets forth a complete and accurate list of all of the direct and indirect, wholly owned and partially owned, subsidiaries (with the Sold Project Entities, the “Acquired Companies”) of the FS2 Project Entity, the FS3 Project Entity, the Ferry Project Entity and the SR Project Entity (collectively, the “Sold Project Entities”), their jurisdiction of formation and the identity of each member. To Wilson’s knowledge, Wilson, WEO or the Acquired Companies or a person directed by them have delivered to EOP or its Affiliates an original or a copy of all the organizational documents (including certificates of formation, operating agreements, certificated of limited partnership, partnership agreements, articles and bylaws, and other like items as applicable) of each Acquired Company.

               4.2.4. Title. To Wilson’s knowledge, WEO is the owner of the FS2 Interest, the FS3 Interest, the Ferry Interest and the SR Interest free of any liens or encumbrances of any kind or nature.

               4.2.5. Encumbrances. To Wilson’s knowledge, except as set forth in the Title Policy or as set forth on Part 4.2.5 of the Disclosure Schedule, none of the real property assets, interests in other Acquired Companies or other assets of the Acquired Companies are encumbered by any security interest or other encumbrance, except for (i) any such other assets encumbered by purchase money security interests, or (ii) inchoate mechanics lien rights for which no mechanics lien claim has been filed, in each case in connection with which there is no delinquency.

               4.2.6. Books and Records. To Wilson’s knowledge, except as set forth on Part 4.2.6 of the Disclosure Schedule, there have been no minutes of meetings of, or resolutions adopted by, the Acquired Companies. To Wilson’s knowledge, as of the Closing, the original or a copy of all books and records (i.e. relating to financial, corporate and organizational matters) of the Acquired Companies relating to periods prior to November 1, 2002 that are in the possession or control of Wilson will be in the possession of EOP (whether delivered at Closing or previously delivered) or will be available or made available for delivery to EOP; it being understood and agreed that Wilson shall have the right to review and copy such books and records at reasonable times and upon reasonable notice. After the Closing, WEO and Wilson agree to cooperate in causing to be transferred to any Acquired Company any of that Acquired Company’s books and records found not to be in the possession of EOP and any that pertain to the period after October 31, 2002.

               4.2.7. Tax Returns. To Wilson’s knowledge, except as set forth on Part 4.2.7 of the Disclosure Schedule, the Acquired Companies have filed or caused to be filed (on a timely basis since their formation) all income tax returns that are or were required to be filed by or with respect to any of them, either separately or as a member of a group of entities, pursuant to applicable legal requirements for all periods prior to January 1, 2002.

               4.2.8. Property and Contracts. To Wilson’s knowledge, Part 4.2.8 of the Disclosure Schedule sets forth a true and complete list of (i) all material executory or partially executory contracts (the “Sold Project Contracts”) (contracts for amounts in excess of $25,000) (a) to which the Acquired Companies are a party or (b) that relate to the real property (the “Sold Project Property”) owned or leased by the Acquired Companies and pursuant to which any Acquired Company could have any obligation after the Closing, excluding from the Sold Project Contracts documents (the “Riverside Loan Documents”) pursuant to which the Riverside loans were made, and (ii) all material assets (assets with a market value of more than $25,000) of the Acquired Companies other than assets located on the Sold Project Property. To Wilson’s knowledge, to the extent in the possession or control of Wilson, all of the Sold Project Contracts relating to SR and FS3 have been delivered (or deemed delivered) to EOP or its Affiliates and all of the Sold Project Contracts relating to FS2 and Ferry have been made available EOP or its Affiliates. Except as set forth in Part 4.2.8 of the Disclosure Schedule, to Wilson’s knowledge, all of the Sold Project Contracts delivered or made available pursuant to the preceding sentence are true and complete except as may be apparent from the face of any document itself. Except as set forth in Part 4.2.8 of the Disclosure Schedule, to the knowledge of Wilson, there are no defaults under the Sold Project Contracts other than those of which EOP has knowledge.

               4.2.9. Employees. To Wilson’s knowledge, none of the Acquired Companies has ever had any employees.

               4.2.10. Compliance with Laws and Codes. To Wilson’s knowledge WEO has received no written notice, and Wilson knows of no written notice sent to any other party to the effect that any of the Acquired Companies or the Sold Project Property is in violation of any applicable law, including Environmental Laws.

               4.2.11. Litigation. To Wilson’s knowledge, except as set forth on Part 4.2.11 of the Disclosure Schedule, there are no pending, or threatened (in writing), judicial, municipal or administrative proceedings affecting the Sold Project Property or the Acquired Companies, or in which any Acquired Company is a party, by reason of the direct or indirect ownership or operation of any Acquired Company, the Sold Project Property or any portion thereof, including proceedings for or involving collections, alleged building code or Environmental Law or zoning violations, or personal injuries or property damage alleged to have occurred on the Sold Project Property or by reason of the condition, use of, or operations on, the Sold Project Property. To Wilson’s knowledge, except as set forth on Part 4.2.11 of the Disclosure Schedule, no attachments, execution proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings are pending, or threatened, against any Acquired Company.

               4.2.12. Insurance. To Wilson’s knowledge, Part 4.2.12 of the Disclosure Schedule lists all of the casualty and liability insurance policies (the “Insurance Policies”) relating to the Sold Project Property (other than any insurance coverage under EOP’s master or blanket policies) that are now or have been in force since June 20, 2000 and the names of the insured thereunder. To Wilson’s knowledge, neither Wilson, WEO, any Acquired Company nor any WEO Subsidiary (as defined in the WEO Agreement) nor any Acquired Company has received any written notice from any insurance carrier alleging any defects or inadequacies in the Sold Project Property that, if not corrected, would result in termination of insurance coverage or increase in the normal and customary cost of any or all of the Insurance Policies.

               4.2.13. Property Related.

                    4.2.13.1. Defaults. To Wilson’s knowledge, except as set forth on Part 4.2.13.1 of the Disclosure Schedule, no Acquired Company is in default under any of the documents, recorded or unrecorded, referred to in the Title Policies, other than the Riverside Loan Documents and laws of general applicability referred to in the Title Policies.

                    4.2.13.2. Re-Zoning. To Wilson’s knowledge, except as disclosed in Part 4.2.13.1 of the Disclosure Schedule and except for laws or proposed legislation of general applicability, neither Wilson, WEO, any WEO Subsidiary nor any Acquired Company has been served in any proceeding (nor does Wilson have knowledge of any proceeding or of any written threat of any proceeding) for the rezoning of the Sold Project Property or any portion thereof, or the taking of any other action by governmental authorities that would have an adverse impact on the value of the Sold Project Property or the future use of the Sold Project Property as an office or retail building; it being understood that discussions have been held with respect to alternative uses for or re-entitlement of the FS3 Project and the SR2 Project.

                    4.2.13.3. Real Estate Taxes. To Wilson’s knowledge, except as disclosed in Part 4.2.13.3 of the Disclosure Schedule, other than the amounts disclosed on government real property tax bills received by WEO for the Sold Project Property or as disclosed on the applicable Title Policies or updated title reports delivered to EOP or its counsel and except for proposed legislation of general applicability, no special assessments of any kind (special, bond or otherwise) are or have been levied against the Sold Project Property, or any portion thereof, that are outstanding or unpaid, and, to Wilson’s knowledge, none will be levied prior to the Closing; it being understood that the Sold Project Property is subject to reassessment in light of the construction of improvements and may be subject to reassessment as a result of the transfers contemplated hereby. Wilson (including on behalf of WEO or any Acquired Companies) has not entered into any outstanding written agreements with attorneys or consultants with respect to the property taxes for the Sold Project Property that will be binding on the owner of the Sold Project Property or the Sold Project Property after the Closing.

                    4.2.13.4. Condemnation. To Wilson’s knowledge, neither Wilson, WEO, any WEO Subsidiary nor any Acquired Company has received written notice advising it of any pending or threatened condemnation or other governmental taking proceedings affecting all or any part of the Sold Project Property.

                    4.2.13.5. Security Deposits. To Wilson’s knowledge, except as shown in Part 4.2.13.5 of the Disclosure Schedule (i) there are no security deposits, advance or other prepaid rents for more than one month under any leases or occupancy agreements (collectively, “Leases”) relating to the Sold Project Property, other than any amounts being held by a member of the EOP Group or one of the Acquired Companies, and (ii) no such amounts are being held by Wilson, WEO, WEO Inc. or WEO LP.

                    4.2.13.6. Accounts. To Wilson’s knowledge, Part 4.2.13.6 of the Disclosure Schedule lists all accounts in which the Acquired Companies have an interest. Wilson shall cooperate with the EOP Parties in changing the authorized signatories therefor.

                    4.2.13.7. Leases. To Wilson’s knowledge, the leases set forth on Part 4.2.13.7 of the Disclosure Schedule constitute all fully signed leases, occupancy agreements and termsheets (and expressly not including nonbinding prospective leases, nonbinding occupancy agreements and nonbinding termsheets) affecting the Sold Project Property. To Wilson’s knowledge, complete and accurate copies of all such leases have been provided for EOP’s review. To Wilson’s knowledge, there is no material default by any of the Acquired Companies under such leases.

                    4.2.13.8. Environmental. To Wilson’s knowledge (including its knowledge of Environmental Laws, however limited it may be), and except with respect to possible claims, violations, liabilities or obligations resulting from the existence on, under, or about the Sold Project Property of Hazardous Materials (as hereinafter defined) disclosed on the environmental reports shown in Part 4.2.13.8 of the Disclosure Schedule (the “Existing Environmental Reports”), true and complete copies of which have been made available for review by or delivered to EOP, or otherwise disclosed in Part 4.2.13.8 of the Disclosure Schedule: (i) the Sold Project Property and its operations are not in violation of any environmental laws, regulations and any applicable permits (collectively, “Environmental Laws”) regulating the environment or any substance (“Hazardous Material”) that (a) now is regulated or governed by, requires investigation or remediation under, or is defined as a hazardous waste, hazardous substance, pollutant or contaminant under any governmental statute, code, ordinance, regulation, rule or order, and any amendment thereto, including the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. §9601 et

seq., and the Resource Conservation and Recovery Act, 42 U.S.C. §6901 et seq., or (b) that is toxic, explosive, corrosive, flammable, radioactive, carcinogenic, dangerous or otherwise hazardous, including gasoline, diesel fuel, petroleum hydrocarbons, polychlorinated biphenyls, (PCBs), asbestos, radon and urea formaldehyde foam insulation; (ii) no conditions exist at, on, near, in, about or under the Sold Project Property that would constitute a violation or give rise to any claim, liability or obligation under any Environmental Law; and (iii) that in violation of Environmental Laws any Hazardous Materials have ever been present on or under the Sold Project Property.

          4.3. Survival. The representations and warranties in Sections 4.1 and 4.2.1 and 4.2.2 shall survive indefinitely. All other representations and warranties shall survive the Closing until June 30, 2004 (the “Survival Date”).

     5.     Indemnities.

          5.1. For Breach of Representations and Warranties. Each party (an “Indemnitor”) making representations and warranties in Section 4 shall indemnify, defend and hold harmless the other parties hereto (including in the case of EOP, all of the EOP Parties and in the case of Wilson, WEO LP, WEO Inc., Wilson-Larkspur, and the Wilson Principals) and their partners, members, managers, shareholders, officers, directors, agents, contractors, employees, trustees and representatives (collectively, the “Indemnitees”) from and against any and all losses, claims, damages, lawsuits, actions, causes of action, liabilities, penalties, judgments, decrees, costs and expenses (including reasonable attorneys’ fees and expenses), which may at any time be asserted against or recovered from, or incurred by any of the Indemnitees arising from or on account of the breach of any representations and warranties in Section 4, and this indemnity shall be the sole and exclusive remedy of every Indemnitee with respect to such breach.

               5.1.1. Pre-Closing Knowledge of Breaches of Representations. Notwithstanding anything to the contrary herein, (i) no claim shall be made and no Indemnitee shall be entitled to any recovery under Section 5.1 against Wilson for the breach of any representation or warranty by Wilson that EOP knew to be false at the Closing, and (ii) no claim shall be made and no Indemnitee shall be entitled to any recovery under Section 5.1 against EOP Parties for the breach of any representation or warranty by EOP that Wilson knew to be false at the Closing.

               5.1.2. Aggregate Cap on Certain Wilson Liability. The obligations of Wilson with respect to the indemnity set forth in Section 5.1 and the WEO LP Assignment and Assumption (the “Capped Indemnities”) shall in no event exceed $1,500,000 (the “Aggregate Cap”) in the aggregate. The Indemnitees shall in no event be entitled, either singly or collectively to recover against Wilson under the Capped Indemnities any amounts in excess of the Aggregate Cap. No claims shall be payable to or with respect to the Capped Indemnities unless the aggregate claims are at least $50,000. Obligations that are subject to the Project Cap shall also be subject to the Aggregate Cap and shall be included for purposes of calculating whether the Aggregate Cap has been reached.

               5.1.3. Cap on Wilson Liability Relating to Projects. To the extent that the obligations of Wilson with respect to the indemnity set forth in Section 5.1 result only from a breach of the representations and warranties set forth in Sections 4.2.3 through 4.2.13, such obligations shall in no event exceed $250,000 (the “Project Cap”) in the aggregate, and no claims shall be payable with respect to such obligations unless the aggregate of such obligations are at least $50,000. The Indemnitees shall in no event be entitled, either singly or collectively, to recover against Wilson under the Capped Indemnities any amount in excess of the Project Cap.

               5.1.4. No Cap for Certain Claims. Notwithstanding anything to the contrary herein, (i) the limitations described in Sections 5.1.2 and 5.1.3 shall not apply to or limit Wilson’s liability (“Ownership and Authority Liability”) with respect to any indemnity obligations arising from or on account of the breach of the representations and warranties in Sections 4.2.1 or 4.2.2, and (ii) Ownership and Authority Liability shall not count toward either the Aggregate Cap or the Project Cap.

          5.2. Other Indemnities. Wilson shall indemnify, defend and hold harmless WEO, the EOP Parties and their partners, members, managers, shareholders, officers, directors, agents, contractors, employees, trustees and representatives (collectively, the “Other Indemnitees”) from and against any and all losses, claims, damages, lawsuits, actions, causes of action, liabilities, penalties, judgments, decrees, costs and expenses (including reasonable attorneys’ fees and expenses), which may at any time be asserted against or recovered from, or incurred by any of the Other Indemnitees arising from, or on account of (i) the employment by WEO or its Subsidiaries of any employees or individuals serving as independent contractors acting in a manner comparable to that of individual employees, or (ii) other matters relating to the relationship of individuals (who performed work for WEO or its Subsidiaries in the WEO offices) with WEO or its Subsidiaries (including, with respect to (i) and (ii), sexual harassment (except harassment by an individual (whose knowledge is attributed to EOP under Section 13.9), wrongful termination claims, employment discrimination claims, refusal to hire claims, claims related to pension or profit sharing issues, vacation time, sick pay, employment conditions or any other claims or causes of action a person may have on account of being an employee or independent contractor). The Aggregate Cap and the Project Cap do not apply to this Section 5.2.

          5.3. Other Indemnitor Activities. After the Closing and until the sale of FS4 and Concar interests held by WEO, Wilson shall not directly engage in any activities (including passive activities and incurring liabilities or potential liabilities in excess of $1,000,000 prior to the Survival Date and $5,000,000 after the Survival Date (such liability limits, collectively, (the “Liability Limit”)); provided that Wilson may engage in the management of, and ownership of an interest in, WEO, WEO Inc., WEO LP, Wilson-Larkspur and other corporations, limited partnerships or limited liability companies in which it may invest if, in connection therewith Wilson does not incur any liabilities or potential liabilities in excess the Liability Limit. Making an investment shall not in and of itself be deemed to be incurring a liability. This Section 5.3 shall not preclude any activity on the part of any entity in which Wilson owns an interest, provided that Wilson does not assume any contractual liability in connection therewith in excess of the limits set forth in the preceding sentence.

     6.     Changes to Original WEO Agreement. The Original WEO Agreement shall be deemed to be amended at the Closing as provided in this Section 6 and these amendments shall take effect immediately after the Closing without the need for any further documentation. Unless otherwise specified, all references to “Sections” in this Section 6 are intended to be the sections in the Original WEO Agreement.

          6.1. Purpose. Section 2.3 of the Original WEO Agreement (Purpose of the Company) is amended to delete clauses (ii) and (iii) of the first sentence and to add the following sentence: “The purpose of the Company is limited to: (a) acting as manager of the Concar Owner and of the FS4 Project Entity which acts as the manager of Howard Street Investors IV, LLC, which is the co-manager of Foundry Square Associates IV, LLC, (b) owning and holding membership interests in the FS4 Project Entity and the Concar Owner and receiving distributions from them and making distributions to the members of the Company as described herein, and (c) when the Company no longer holds any membership interests in the FS4 Project Entity or the Concar Owner, winding up and liquidating the Company, and (d) all other activities appropriate to carry out these purposes.” Section 2.3 of the WEO Agreement shall be deemed to allow the Company to perform all of its obligations under this Agreement.

          6.2. Defined Terms.

               6.2.1. Amended Term. The following term defined in the Original WEO Agreement is amended as follows:

                    Specified Equity. For those Projects where “Specified Equity” is defined or specified as a particular dollar amount in the applicable Project Entity Operating Agreement (including the exhibits thereto), Specified Equity shall have the meaning set forth therein with respect to such Project, but, if no definition or particular amount is provided under a particular Project Entity Operating Agreement, Specified Equity shall have the meaning set forth in the Original WEO Agreement.

               6.2.2. Redefined Terms. The following terms defined in the Original WEO Agreement are redefined in their entirety as follows:

                    6.2.2.1. "Distributable Capital Proceeds” means the excess of (a) (i) the Capital Proceeds from a Capital Transaction, and (ii) any decrease in the reserves of the Company or a Project Entity or Owner, to the extent such reserves were funded with proceeds from a Capital Transaction; over (b) the sum of (i) amounts paid or payable by the Company to satisfy any debt required to be repaid by the Company in connection with any Capital Transaction giving rise to the Distributable Capital Proceeds or to satisfy liabilities and expenses attributable to the Capital Transaction, (ii) any other costs or expenditures attributable to the Capital Transaction or which are then due and payable by the Company, and (iii) such reserves as the Board determines are appropriate for the Company and its future needs.

                    6.2.2.2. "Promotional Interest” means, with respect to an EOP Project, the aggregate cash distributions the Company has received or would be entitled to receive from the FS4 Project Entity or the Concar Owner under Sections 3.9.2.5.3 and 3.9.2.6.3 of the operating agreements for these entities.

          6.3. Opportunities. No party to the WEO Agreement shall have any obligation under Sections 3.1.3, 3.1.4 or 3.1.5, 3.2, 3.5, 3.6, 7.12 or 7.13 of the WEO Agreement, whenever such obligation may have arisen or accrued and the EOP Group and the Wilson Group release each other from all such obligations under such Sections, past, present or future. Manager shall not propose additional Opportunities to the Board and shall not expend any WEO funds or commit any WEO resources with respect to any potential Qualifying Project pursuant to Section 3.2.1 of the WEO Agreement or otherwise. The parties understand and agree that both the EOP Group and the Wilson Group are free to compete with and against the Company and will have no duty or obligation to account to the Company or its members for any business opportunity or venture apart from those related to the Project Interests now held by the Company.

          6.4. Capital Contributions. The Company may make no Capital Call (including under Sections 5.1 or 5.2.1 of the WEO Agreement or otherwise) unless approved by the WEO Board. A Representative may withhold his approval of any such capital call in his sole and absolute discretion.

          6.5. No Working Capital Line. EOP shall have no right or obligation to make credit under the Working Capital Line available to the Company, and the parties agree and acknowledge that there are no amounts due and owing under the Working Capital Line.

          6.6. No Company Required Funds Loans. No Member shall have the right to make Company Required Funds Loans to the Company. The Manager shall not cause the Company to borrow any amounts which would be a Company Required Funds Loan. The parties hereto agree and acknowledge that there are now and never have been any Company Required Funds Loans.

          6.7. No Permanent Capital. The Adjusted Permanent Capital Amount for each of EOP and Wilson shall be $0.

          6.8. No Company Project Promotes.

               6.8.1. Cash Flow. Section 5.7.1.3 of the Original WEO Agreement is replaced with the following: “Third, to the Members, Pro-Rata.”

               6.8.2. Capital Proceeds. Section 5.7.2.6 of the Original WEO Agreement is replaced with the following: “Sixth, any Promotional Interest that has been earned with respect to the Project to which such Distributable Capital Proceeds relate will be distributed to Wilson.”

          6.9. Specified Project Allocations.

               6.9.1. New Terms. The following defined terms are added to Section 5.7.4.1: “FS2 Base Amount” means $503,237 and “FS3 Base Amount” means $185,419, and the following defined terms are added:

                    6.9.1.1. "First/Howard Building 4 Base Amount” means $565,684.

                    6.9.1.2. "First/Howard Building 4 Return” means the amount that would need to be paid as a return on the First/Howard Building 4 Base Amount so that, based on the period from the Formation Date until the First/Howard Building 4 Base Amount and First/Howard Building 4 Return (including any portion thereof) are paid to Wilson pursuant to Section 5.7.4, the First/Howard Building 4 Base Amount would have received an internal rate of return (per annum) equal to the EOP IRR for Building 4 of the First & Howard Project, taking account of all payments in respect of the First/Howard Building 4 Base Amount and the First/Howard Building 4 Return (including the timing of such payments).

               6.9.2. Changed or Deleted Terms. The following terms defined in Section 5.7.4 of the Original WEO Agreement are deleted or redefined in their entirety as follows:

                    6.9.2.1. "Ferry Return” is deleted.

                    6.9.2.2. "First/Howard Building 2 Base Amount” is deleted.

                    6.9.2.3. "First/Howard Building 2 Return” is deleted.

                    6.9.2.4. "First/Howard Building 3 Base Amount” is deleted.

                    6.9.2.5. "First/Howard Building 3 Return” is deleted.

                    6.9.2.6. "Returns” means the sum of the Concar Return and First/Howard Building 4 Return collectively, or individually the “Return.”

                    6.9.2.7. "Specified Projects” means collectively, Concar and Building 4 of the First and Howard Project.

               6.9.3. Other Changes.

                    6.9.3.1. Correction of Total Base Amount. The amount “$2,144,200” in the last Section 5.7.4.2 of the Original WEO Agreement is replaced with the amount “$1,903,800”.

                    6.9.3.2. Reduction of Base Amounts Upon Payment. The third sentence of the third paragraph of Section 5.7.4.2 of the Original WEO Agreement is replaced with the following: “Each payment to Wilson under this Section 5.7.4.2 shall be deemed to reduce the Concar Base Amount, the Ferry Base Amount, the FS2 Base Amount, the FS3 Base Amount and the First/Howard Building 4 Base Amount in proportion to their respective Base Amounts.”

                    6.9.3.3. Reduction of Specified Project Allocation Amount. Section 5.7.4.4 is deleted.

               6.10. Termination of Wilson Loan. EOP and Wilson agree that that certain Loan Agreement between Wilson and EOPMC, dated as of June 20, 2000, the Wilson Note and all other documents executed in connection with the Wilson Loan are terminated and of no further force or effect. Neither EOP nor Wilson shall have any further right or obligation pursuant to Section 5.9 of the Original WEO Agreement.

               6.11. No Additional Project Financing. Neither EOP, nor any other member of the EOP Group (as defined in the WEO Agreement) shall have any further right or obligation to, or to cause a subsidiary of EOP OP (as defined in the WEO Agreement) to, make available the financing described under the heading “Project Financing” in that certain letter from EOP to Wilson dated as of October 27, 2000, other than existing financing for Concar and FS4.

               6.12. Authority and Duty. Notwithstanding anything to the contrary, Manager shall have no responsibility or authority to perform those duties or actions described in Sections 7.1.1, 7.1.2, 7.1.3, 7.1.6, 7.1.7, 7.11, 7.12 and 7.13 (except the first sentence) of the Original WEO Agreement. Notwithstanding anything to the contrary, Manager shall have no responsibility or authority to perform those duties of actions described in Sections 7.1.8, 7.1.14 and 7.1.16 of the Original WEO Agreement without approval of the WEO Board (except as provided in this Agreement). The reference to “employees” in Section 7.6 of the Original WEO Agreement is deleted. Nothing in this Section 6.12 shall be construed to increase the authority or powers of Manager.

               6.13. Time Devoted to WEO. Section 7.8 of the Original WEO Agreement is amended to say in its entirety, “The Manager and the Wilson Principals will devote such time to the affairs of the Company as is reasonably necessary for the conduct of the Company’s business and the responsibilities of Manager hereunder.”

               6.14. No Expenditures on New Projects. Section 8.3.7 of the Original WEO Agreement is deleted.

               6.15. Budget. The budget for WEO most recently approved by the Board (if any) shall be rescinded and a budget providing for no expenditures other than for the payment of fees and costs for the Company’s accounting, auditing, taxes, government fees and permits, preparation and filing of tax returns and insurance premiums shall be deemed to have been approved by the Board in its place. Neither Member nor Manager shall cause the Company to expend any amount other than for these permitted expenses without the further consent of the Board.

               6.16. Borrowing. Section 8.3.19 of the Original WEO Agreement shall be amended to say in its entirety, “Causing the Company to borrow money;”.

               6.17. Employees. Section 8.3.26 of the Original WEO Agreement shall be amended to say in its entirety, “Hiring any employees or paying any salary, bonus or other compensation to any employee or individual consultant of the Company or any Subsidiary;”.

               6.18. Dissolution Event. A “Dissolution Event” shall have occurred, in addition to those instances specified in the Original WEO Agreement, when WEO no longer owns any membership interest in FS4, and no longer owns any membership interest in Concar.

               6.19. Additional Wilson Principal. Wilson acknowledges and agrees that Jon Knorpp has been a Wilson Principal since May 29, 2001.

     7.     Development Management Agreements.

          7.1. Changes. At the Closing, the Development Management Agreements between WEO and each of the Owners of Ferry, Concar and FS2 shall be deemed to have been amended as follows (with “Manager” having that meaning ascribed to it in the applicable Development Management Agreement):

               7.1.1. Payment of Remaining Fees. Section 5.2.2 thereof shall be deleted. In lieu thereof the parties to each Development Management Agreement agree as follows: The remainder of the Development Fee, adjusted, if applicable as provided in Section 5.2.1 thereof, not previously paid to Manager shall be paid to Manager as follows: (i) 50% on the later of (a) Close Out (as defined below) or (b) the earlier of June 30, 2003 or Project Stabilization; and (ii) 50% on the later of (a) Close Out, or (b) the earlier of June 30, 2004 or Project Stabilization. “Close Out” means, final completion of construction and close out of the Project (other than completion of tenant improvements and completion of those aspects of the core and shell that Owner does not want to be completed prior to certain tenant improvements) and of all of Manager’s duties related thereto (excluding any matters in litigation, arbitration or mediation, or matters that relate to the failure of a contractor or design professional to complete punch list items or deliver written assignments of warranties any of which items or warranties could not have more than a $25,000 impact on the Project individually, or a $50,000 impact in the aggregate, if not resolved in a manner satisfactory to Owner) and fully performing the obligations in Section 7.1.5.

               7.1.2. Termination of Brokerage Agreements. If the Brokerage Agreement for FS2 or Ferry is terminated without cause, the remainder of the Development Fee for such Project will be paid on the earlier of the times specified in Section 7.1.1 or Close Out with respect to such Project.

               7.1.3. No Fee Acceleration on Transfer to EOP. The last paragraph of Section 5.2 thereof (which follows Section 5.2.2 thereof) is deleted.

               7.1.4. Assignment of Work Product. As part of the Close Out, Manager shall (and shall cause Wilson and WEO Inc. to) deliver to Owner an assignment (in the form attached as Exhibit I) to Owner of all right, title and interest of Manager, Wilson, its Affiliates, (and to the extent Wilson is acting as the Manager of WEO) of WEO in all Deliverable Work Product pertaining to the Project.

               7.1.5. Delivery of Work Product. As part of the Close Out, (i) to the extent not reasonably needed in connection with any work remaining under the Development Management Agreement after the Close Out, (ii) to the extent in the possession or control of Wilson, its Affiliates, WEO, WEO Inc. or Manager, and (iii) to the extent not Inseparable Work Product, Manager shall (and shall cause WEO, Wilson, Wilson’s Affiliates and WEO Inc. to) deliver to Owner all Deliverable Work Product. Manager shall (and shall cause Wilson, Wilson’s Affiliates and WEO Inc. to) deliver to Owner all remaining Deliverable Work Product as and when clauses (i), (ii) and (iii) of the preceding sentence cease to apply thereto. Manager, Owner and their Affiliates shall all have unlimited access (at reasonable times and upon reasonable notice) to any Deliverable Work Product in the possession or control of any of them. Prior to the delivery to Owner of any Deliverable Work Product, Manager shall (and shall cause Wilson, Wilson’s Affiliates and WEO Inc. to) provide Owner and its Affiliates with unlimited access (at reasonable times and upon reasonable notice) thereto.

               7.1.6. Change Reference. The reference to “Manager” in Section 7.1.1.4 thereof shall be replaced with a reference to “Wilson/Equity Office, LLC”.

               7.1.7. TI Construction Management. The Manager shall coordinate and/or supervise the construction of tenants’ tenant improvements in the Project whether or not any such tenant’s lease contains provisions for the payment of fees that would be paid to Manager pursuant to Section 5.3 of the Development Management Agreement. Owner shall have no obligation to include any such provision in any lease.

          7.2. SR Remaining Fees. Section 5.2.2 of the Development Management Agreement for SR1 shall be amended in its entirety as follows: “The remainder of the Development Fee, adjusted, if applicable as provided above, not previously paid to Manager shall be paid to Wilson Realty Partners, L.P. (as successor in interest to Manager) in January 2003.”

          7.3. SR2 and FS3 Development Management Agreements. After the Closing, no party to the Development Management Agreements for SR2 or FS3 shall have any obligations under such Development Management Agreements, except for those that arose or accrued prior to the Closing. The Owners of SR2 and FS3 shall not be obligated to pay any amount under the applicable Development Management Agreements following the Closing.

          7.4. Development Management Agreement Payments. The parties hereto agree that attached Exhibit H accurately and completely shows (i) all amounts that have been paid under the Development Management Agreements prior to Closing, and (ii) all amounts to be paid under the Development Management Agreements from and after Closing.

          7.5. Close Out Plans. Wilson shall cause WEO LP under the applicable Development Management Agreement to act as development manager to promptly implement or cause to be implemented, the FS2 Close Out Plan and the Ferry Close Out Plan (provided that WEO LP is not hereby assuming the obligation to pay for or guaranty the performance of any construction or other work under construction contracts).

          7.6. Approval of Ferry Changes. Notwithstanding anything to the contrary herein the changes described in Section 7.1 shall not become effective unless and until BoA has consented thereto. The parties to the Ferry Development Management Agreement shall memorialize such changes in a separate amendment. Manager agrees that the last paragraph of Section 5.2 of the Ferry Development Management Agreement (which follows Section 5.2.2 thereof) shall not be enforceable.

     8.     Leasing.

          8.1. Provisions in Project Entity Operating Agreements. The parties acknowledge and agree that WEO and the Project Entities have not entered into leasing agreements with WEO Inc. as contemplated by certain of the Project Entity Operating Agreements (see, for example, Section 5.13 of the FS4 Project Entity Operating Agreement), and that Wilson shall not cause or permit the Project Entities to enter into such any agreements.

          8.2. WEO Agreement Provisions Apply Only to FS4 and Concar. Notwithstanding anything to the contrary herein or in the WEO Agreement, the parties acknowledge and agree that WEO Inc. (in cooperation with an affiliate of EOP) has performed and will continue to perform leasing brokerage services with respect to leasing for FS4 and Concar (excluding the Sun Lease and the Siebel Lease (each as defined below), the “Covered Lease Transactions”). After the Closing, Section 4.3 of the WEO Agreement shall not apply to any transactions other than Covered Lease Transactions and no leasing commissions shall be payable pursuant to such Section 4.3 with respect to any other transactions. Pursuant to Section 4.3 of the WEO Agreement, EOP hereby nominates and designates its affiliate Equity Office Properties Management Corp. (“EOP Broker”) as the recipient of all payments to the EOP Group pursuant to such Section 4.3 with respect to Covered Lease Transactions. The parties hereby agree that WEO Inc. and EOP Broker will provide the services and receive the commissions that would otherwise have been received by WEO and EOP respectively under Section 4.3 and Exhibit 5.13(b) of the FS4 Project Entity Operating Agreement with respect to Covered Lease Transactions (including leases for which full commissions have not yet been paid as of the Closing). Except as otherwise set forth in this Agreement, from and after the Closing, as commissions are paid with respect to Covered Lease Transactions, instead of all such payments being made to WEO Inc., all payments due to the EOP Group under Section 4.3 of the WEO Agreement (including, for example, with respect to Concar, 49.9% of the commission payable to the Company as well as the additional 20% and additional 50% portions of the commission (the “Overrides”)) shall be paid directly by the Owner (as defined in the WEO Agreement) to EOP Broker and all payments due to Wilson under such Section 4.3 (equaling

50.1% of the commission payable to the Company, less (as applicable) the Overrides) shall be paid directly to WEO Inc.

          8.3. Sun & Siebel Commissions. Absent this Agreement, the remaining commissions to be paid under Section 4.3 of the WEO Agreement and Exhibit 5.13(b) of the FS4 Project Entity Operating Agreement for the so-called “Sun Lease” of Foundry Square IV are $883,920 and Wilson will cause (and EOP shall cause the EOP Investor to give any consent required) the Owner to pay these commissions to WEO Inc., KSW4 and EOP Broker as provided below on January 15, 2003. Absent this Agreement, the remaining commissions to be paid under Section 4.3 of the WEO Agreement for the so-called “Siebel Lease” of Concar are $1,085,590 and Wilson will cause (and EOP shall cause the EOP Investor to give any consent required) the Owner to pay these commissions to WEO Inc. and EOP Broker as provided below on January 15, 2003.

          8.4. Sun and Siebel Payments to EOP Broker in Lieu of Wilson. The commission payments described in Section 8.3 shall be paid to EOP Broker or its nominee in the amount of $844,344 and $827,470 shall be paid to WEO Inc. or its nominee, and the balance to KSW4.

          8.5. San Rafael Trailing Commissions. If the Owner of SR1 (or its successor in interest) enters into a lease with any of the prospective tenants shown on Exhibit G attached hereto and such lease is executed either (i) within six months after the Closing Date, or (ii) within one year after the Closing Date of this Agreement with respect to prospective tenants to whom Owner has physically shown the Premises or with whom Owner has had active discussions in the 60 day period immediately prior to the date six months after the Closing Date, then EOP shall cause the following leasing commissions to be paid to WEO Inc.: (A) if an outside broker also is entitled to a commission with respect to such lease, an amount equal to 40% (i.e. 50% minus EOP’s 20% override) of the leasing commission paid to the outside broker, or (B) if no leasing commission is payable to an outside broker with respect to such lease, an amount per rentable square foot that is 80% of a full market leasing commission where there is a landlord’s and a tenant’s broker (i.e. taking account of EOP’s 20% override). The parties hereto shall cooperate to arrange for an orderly transfer of leasing responsibility from WEO and its Subsidiaries (as defined in the WEO Agreement) to EOP and its Affiliates.

          8.6. Letter Commission Agreements. As and to the extent deemed by Wilson or EOP to be necessary to present to third parties, EOP and Wilson shall cause (to the extent in their control) to be executed by the Owners and WEO Inc. and/or WEO LP side letters describing the agreement with respect to leasing commissions for SR1, FS4 and Concar.

          8.7. No Further WEO Leasing. EOP and Wilson hereby agree that after the Closing, WEO will no longer be responsible for the leasing of any Project and that apart from the commissions to be paid pursuant to the Brokerage Agreements and this Agreement (including Section 8.2), no other leasing commissions will be due to any of the EOP Group or the Wilson Group under the terms of the WEO Agreement or the Project Entity Operating Agreements.

     9.     Insurance.

          9.1. Property Insurance/Builder’s Risk Insurance. The parties acknowledge that: (i) EOP has added SR1, FS2 and Ferry to its master property insurance program as of the date of receipt of the temporary certificate of occupancy for each such project. Each of FS4 and Concar will remain on their respective builder’s risk insurance policies until a temporary certificate of occupancy (or, in the case of Concar, a certificate of substantial completion from the City of San Mateo) is issued, whereupon EOP will add such project to its master property insurance program (provided that the project is still owned by the existing Project Entity and has not been sold); it being understood that a temporary certificate of occupancy has been obtained for Ferry and a certificate of substantial completion has been obtained for Concar and the parties are in the process of trying to transfer these policies.

          9.2. General Liability Insurance. The parties understand that currently WEO and its members, WEO LP, WEO Inc. and the Project Entities are covered by a commercial general liability policy maintained by WEO (the “CGL Policy”) and that the FS2, FS4, Ferry and Concar Projects are covered with owners and contractors protective liability policies (the “OCP Policies”). Following the Closing, WEO LP will continue the existing CGL Policy which will continue to name Wilson and WEO LP and WEO Inc. (under their new names) and their members, partners and owners as named insureds. Wilson (including by acting as Manager of WEO) shall cause (and EOP shall cooperate with Wilson in connection therewith) WEO and the FS2, FS3, and Ferry Projects and the related entities and their Subsidiaries to be removed from the existing CGL Policy and EOP will have the removed parties added to the EOP master liability policy going forward (to the extent that EOP and its Affiliates have acquired all of the interests of WEO in these Projects at or after the Closing). Each of the FS4 and Concar Projects and the related entities and their Subsidiaries will remain on the existing CGL Policy until the earlier of (i) the date such Projects are sold, (ii) the date that Wilson transfers its indirect interests therein to EOP, or (iii) the date the OCP Policy for the particular Project expires (currently January 13, 2003 for Concar and April 1, 2003 for FS4), at which time, unless they are sold, they will be added to the EOP master liability policy. From and after the Closing, WEO LP will be solely responsible for paying all premiums for the CGL Policy and maintaining liability insurance for the remaining insureds on such policy on such terms and in such amounts as Wilson deems appropriate.

     The OCP Policies for the FS2, FS4, Ferry and Concar Projects will be terminated when their respective Project Entities are removed from the CGL Policy and added to the EOP master liability policy or when they expire, whenever is earlier. The OCP Policies for FS2, FS4, and Ferry Project currently expire April 1, 2003 and the Concar OCP Policy expires on January 13, 2003. Premiums for the OCP Policies have been and will continue to be paid by the respective Projects. Wilson (including by acting as Manager of WEO) shall use its reasonable efforts to cause the terms of the OCP Policies to be shortened to end on the Closing Date and to obtain and cause the payment of any return or refund of additional premiums resulting from such a shortening to the applicable Project.

     The provisions of this Section 9 shall be deemed to modify any provisions relating to the Manager’s obligations to obtain and/or maintain insurance set forth in the WEO Agreement, the

Project Entity Agreements, the Development Management Agreements or the Brokerage Agreements to the contrary. The obligations of WEO LP and/or WEO Inc. to maintain liability insurance with respect to development management or leasing services shall be governed by the Development Management Agreements and Brokerage Agreements as so modified.

          9.3. Worker’s Compensation and Employer’s Liability. The parties acknowledge and agree that: (i) worker’s compensation and employer’s liability insurance currently is held by WEO Inc., the sole employer in the WEO structure; (ii) such insurance will remain with WEO Inc. (under its new name); and (iii) Wilson shall cause worker’s compensation insurance to be maintained by WEO Inc. after the Closing to the extent required by law.

     10.     Ferry Payments and Guaranties.

          10.1. Post-Closing Payments Relating to Ferry. As part of the consideration for the sale of the Ferry Interest to EOPMC pursuant to this Agreement, EOP shall cause EOPMC to pay to WEO, and Wilson and EOP agree to cause WEO to distribute to Wilson, the Ferry Post-Closing Amount (as defined below) at the times and to the extent provided in this Section 10.1. WEO will take the payment of the Ferry Post-Closing Amount into account in computing WEO’s loss on the sale of the Ferry Interest, and this reduced loss will be reflected in the losses otherwise allocated to Wilson to the extent such payment is distributed to Wilson. Section 5.7 of the WEO Agreement (including its subsections) shall not apply to this distribution. The “Ferry Post-Closing Payment Amount” means the difference between (i) the capital contributed by WIC to WEO that was contributed by WEO to the Ferry Project Entity and not returned to WIC and (ii) $1,862,010.

     Until the Ferry Post-Closing Payment Amount has been paid to WEO pursuant to this paragraph, each time after the Closing Date that BoA makes any Capital Contribution (“BofA Contribution”) pursuant to Sections 4.6 or 4.7 of the FBI Operating Agreement, EOP and EOP Ferry Investor shall cause payments to be made to WEO (to the extent such amounts could be distributed to the Ferry Project Entity), as follows: an amount equal to the lesser of (A)(i)(a) the amount of the BofA Contribution, minus (b) the amount of any capital contributions or loans (other than construction loans or amounts that would have been funded by construction loans consistent with the Project budget) made with respect to the Ferry Project Entity by EOP, EOP Ferry Investor or their Affiliates which were consistent with the Project budget, multiplied by (ii) 20.04%, and (B) the portion of the Ferry Post-Closing Amount that has not yet been paid pursuant to this Section 10.1. Except as expressly provided in this Section 10.1, neither Wilson nor WEO shall be entitled to any payment with respect to the Ferry Project and the EOP Ferry Investor shall be entitled to all future BofA Contributions. No amount shall be payable under this Section 10.1 because all amounts that would have been payable under this Section 10.1 were paid prior to the closing and the Ferry Post-Closing Amount is therefore zero dollars ($0.00).

          10.2. Release of Wilson from Ferry Guaranties. From and after the Closing, neither WEO nor Wilson nor any of its members, officers, employees or agents will have any liability or obligation to reimburse any member of the EOP Group for any amounts EOPOP may pay or be compelled to pay with respect to that certain Guaranty re: Investor dated December

2001 from EOPOP to BofA and that certain Guaranty re: Master Tenant Sublease dated December 2001 from EOPOP to FBI, including any contribution claim on account thereof.

     11.     Other Covenants.

          11.1. Name. Following the Closing, none of Wilson, WEO Inc., WEO LP or any member of the Wilson Group shall use or do business (including using any web site or email address) under any name that contains the words “Equity”, “EOP”, “EOPT”, “Office Properties” or any variant thereof.

          11.2. Internet. Within 30 days after the Closing Wilson shall cause the registration of the internet domain name “wilsonequity.com” the (“Domain Name”) to be transferred to EOP or its nominee. Promptly following the Closing (but no more than 30 days thereafter): (i) Wilson shall use reasonable efforts to cause any materials (including web pages) accessed using the Domain Name to be removed from any publicly accessible server and shall not permit such materials to be so accessed thereafter; and (ii) WEO and Wilson shall (and Wilson shall (a) cause its Affiliates, WEO Inc. and WEO LP to, and (b) cause their (and those of its Affiliates, WEO Inc. and WEO LP) employees, contractors, consultants and the like to) no longer provide a return email address that uses the Domain Name. EOP shall allow the Domain Name to be used by Wilson to forward email (or EOP may do so itself at EOP’s option), provided that all costs and expenses associated therewith are paid by Wilson promptly following demand for such payment by EOP. EOP shall not be liable under any circumstances for any failure to forward or receive email. Upon Wilson’s request EOP shall abandon the Domain Name and EOP’s obligations with respect thereto shall terminate.

     12.     Reduction in Concar Specified Equity. The Specified Equity for the Concar Project Entity shall be reduced from $8,666,243 to $7,893,187 and the $8,666,243 amount specified on Exhibit B to the Project Entity Operating Agreement for Concar shall be deemed deleted and replaced with the $7,893,187 amount. To the extent not undertaken prior to the Closing, WEO as manager of the Concar Project Entity is hereby authorized and directed to immediately distribute the following amounts to WEO and to the Concar EOP Investor as a return of capital with respect to the excess equity previously contributed by such parties: (i) with respect to the Concar EOP Investor, $773,056; and (ii) with respect to WEO, $515,370. Wilson, as manager of WEO, is hereby authorized and directed to distribute immediately on receipt to Wilson and to EOP, as a return of capital, their respective shares of such $515,370 in the ratio of 50.1/49.9.

     13.     Miscellaneous.

          13.1. Attorneys Fees. In the event of any dispute, including, but not limited to, any action at law or in equity, as to the enforcement or interpretation of the terms of this Agreement, the prevailing party shall be entitled, in addition to all expenses, costs or damages awarded by a court of competent jurisdiction and to any other relief to which such party may be entitled, to reasonable attorneys’ fees, whether or not such controversy was litigated or prosecuted to judgment; provided however that for any dispute involving WEO (a) and any EOP Party where WEO is the non-prevailing party, Wilson shall be responsible for (i) all attorneys fees, court costs and experts expenses of WEO, and (ii) any obligation of WEO to make a payment to any prevailing party for their attorney’s fees and costs, and (b) and any Wilson Party where WEO is the non-prevailing party, EOP shall be responsible for the expenses in (i) and (ii). Except as otherwise set forth in the preceding sentence, each of Wilson and EOP shall be responsible for any and all costs and expenses (including the fees and expenses of its attorneys, advisors and consultants) it may incur in connection with the negotiation and implementation of this Agreement and neither WEO nor any Subsidiary (as defined in the WEO Agreement) thereof shall incur any such costs or expenses.

          13.2. Individuals Signing. The individuals executing this Agreement on behalf of the parties hereto individually represent and warrant that he or she has been authorized to do so on behalf of such party and has the power to bind such party.

          13.3. Relation to Other Agreements. To the extent there is any inconsistency between any of the provisions of this Agreement and the provisions of any other Agreement referenced herein, the provisions of this Agreement shall control.

          13.4. Governing Law. This Agreement shall be construed under and interpreted in accordance with and governed by the laws of the State of California without regard to the conflicts of law provisions thereof.

          13.5. Complete Agreement. As of the effective date hereof, this Agreement and the agreements executed as contemplated hereby, contain the full and complete understanding of the parties with respect to the subject matter hereof and replace any prior agreement or arrangement between any of the parties, whether oral or written. The provisions of this Agreement may only be amended by a subsequent instrument in writing clearly purporting to effect such amendment and signed by all parties.

          13.6. Waiver; Remedies. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or of any other right, power or privilege hereunder, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that the parties otherwise may have at law or in equity.

          13.7. Binding Effect. This Agreement shall be binding upon and inure to the benefit of, and be enforceable by, the parties hereto and their respective heirs, personal representatives, successors and permitted assigns.

          13.8. Construction. Whenever used in this Agreement, the singular shall be construed to include the plural and vice versa, where applicable, and the use of the masculine, feminine or neuter gender shall include the other genders. The subject matter and language of this Agreement has been the subject of negotiations between the parties and their respective counsel, and this Agreement has been jointly prepared by their respective counsel. Accordingly, this Agreement shall not be construed against any party on the basis that this Agreement was drafted by such party or its counsel. Headings of sections and subsections are for convenience of reference only, and shall not be construed as a part of this Agreement, or as limiting or defining the scope of any term or provision hereof.

          13.9. Knowledge. References herein to the “knowledge” of Wilson shall mean the actual knowledge of William Wilson III, Thomas Sullivan, Jacqueline Moore, Lee Van Boven, Jon Knorpp and Robert Paratte, Alberto Medina, Joseph Nootbaar (only with respect to matters relating to FS2 or FS3), Jeff Holzman (only with respect to matters relating to SR1 or SR2), Scott Stephens (only with respect to matters relating to insurance and WEO third-party leasing operations and third-party property management), Christopher Meany (only with respect to matters relating to Ferry) and Terry Reagan (only with respect to matters relating to Ferry and FS2) without any duty of investigation. References herein to the “knowledge” of EOP shall mean the actual knowledge of Robert Winter, Stanley Stevens, Jeffrey Arnold, Greg Rose, Susan Sagy, Mark Geisreiter, Peter Adams, Eric Gaertner (only with respect to leasing matters relating to Ferry and FS2 leasing), Stephanie Bazzini (only with respect to matters relating to Ferry), Kathy Kovaleff (only with respect to property management matters relating to SR1), Norman Quinn (only with respect to real property tax matters relating to Ferry, SR1, or SR2), and Wally Roach (only with respect to matters relating to WEO operations and to SR1, SR2, Ferry, FS2), without any duty of investigation. “Including” means including without limitation.

          13.10. Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and is intended to be binding when all parties have delivered their signatures to the other parties. Signatures may be delivered by facsimile transmission. All counterparts shall be deemed an original of this Agreement.

     In witness whereof the undersigned have executed this Agreement as of the day and year first above written.

WEO:

WILSON/EQUITY OFFICE, LLC, a Delaware
limited liability company

By:	EOP Investor, L.L.C., a Delaware
limited liability company, its member

	By:	Equity Office Properties
Management Corp., a Delaware
corporation, its Member Manager

		By:	/s/ STANLEY M. STEVENS
		Name:	STANLEY M. STEVENS
		Title:	Vice President

By:	Wilson Investors — California, LLC, a
Delaware limited liability company,
its member

	By:	/s/ THOMAS P. SULLIVAN
Thomas P. Sullivan
Its Manager

WILSON:

WILSON INVESTORS -
CALIFORNIA, LLC, a Delaware limited liability
company

	By:	/s/ THOMAS P. SULLIVAN
Thomas P. Sullivan
Its Manager

EOP:

EOP INVESTOR, L.L.C., a Delaware limited liability company

	By:	Equity Office Properties
Management Corp., a Delaware corporation,
its Member Manager

	By:	/s/ STANLEY M. STEVENS
	Name:	STANLEY M. STEVENS
	Title:	VICE PRESIDENT

EOPMC and EOP Broker:

EQUITY OFFICE PROPERTIES MANAGEMENT CORP., a Delaware corporation

By:	/s/ STANLEY M. STEVENS
Name:	STANLEY M. STEVENS
Title:	VICE PRESIDENT

Concar EOP Investor:

EOP-CONCAR INVESTOR, L.L.C., a Delaware limited liability company

By:	EOP Operating Limited Partnership, a Delaware limited partnership

	By:	Equity Office Properties Trust, a Maryland real estate investment trust, its sole general partner

		By:	/s/ ROBERT J. WINTER, JR.
		Name:	ROBERT J. WINTER, JR.
		Title:	EXECUTIVE VICE PRESIDENT — DEVELOPMENT & PORTFOLIO MANAGEMENT

     To the extent applicable to the undersigned, the undersigned all consent and agree to the relevant provisions of Sections 2.3, 8.1, 8.2 and 13 of the attached Agreement.

EOP INVESTORS:

EOP-F2 FIRST/HOWARD INVESTORS, L.L.C., a Delaware limited liability company

By:	EOP Operating Limited Partnership, a Delaware limited partnership

	By:	Equity Office Properties Trust, a Maryland real estate investment trust, its sole general partner

		By:	/s/ ROBERT J. WINTER, JR.
		Name:	ROBERT J. WINTER, JR.
		Title:	EXECUTIVE VICE PRESIDENT — DEVELOPMENT & PORTFOLIO MANAGEMENT

EOP-F3 FIRST/HOWARD INVESTORS, L.L.C., a Delaware limited liability company

By:	EOP Operating Limited Partnership, a Delaware limited partnership

	By:	Equity Office Properties Trust, a Maryland real estate investment trust, its sole general partner

		By:	/s/ ROBERT J. WINTER, JR.
		Name:	ROBERT J. WINTER, JR.
		Title:	EXECUTIVE VICE PRESIDENT — DEVELOPMENT & PORTFOLIO MANAGEMENT

EOP-F4 FIRST/HOWARD INVESTORS, L.L.C., a Delaware limited liability company

By:	EOP Operating Limited Partnership, a Delaware limited partnership

	By:	Equity Office Properties Trust, a Maryland real estate investment trust, its sole general partner

		By:	/s/ ROBERT J. WINTER, JR.
		Name:	ROBERT J. WINTER, JR.
		Title:	EXECUTIVE VICE PRESIDENT — DEVELOPMENT & PORTFOLIO MANAGEMENT

EOP-SAN RAFAEL CORPORATE CENTER INVESTOR, L.L.C., a Delaware limited liability company

By:	EOP Operating Limited Partnership, a Delaware limited partnership

	By:	Equity Office Properties Trust, a Maryland real estate investment trust, its sole general partner

		By:	/s/ ROBERT J. WINTER, JR.
		Name:	ROBERT J. WINTER, JR.
		Title:	EXECUTIVE VICE PRESIDENT — DEVELOPMENT & PORTFOLIO MANAGEMENT

EOP-FERRY BUILDING INVESTOR, L.L.C., a Delaware limited liability company

By:	EOP Operating Limited Partnership, a Delaware limited partnership

	By:	Equity Office Properties Trust, a Maryland real estate investment trust, its sole general partner

		By:	/s/ ROBERT J. WINTER, JR.
		Name:	ROBERT J. WINTER, JR.
		Title:	EXECUTIVE VICE PRESIDENT — DEVELOPMENT & PORTFOLIO MANAGEMENT

PROJECT ENTITIES:

FOUNDRY SQUARE INVESTORS II, LLC, a California limited liability company

By:	Wilson/Equity Office, LLC, a Delaware limited liability company, its manager

	By:	Wilson Investors — California, LLC, a Delaware limited liability company, its manager

	By:	/s/ THOMAS P. SULLIVAN Thomas P. Sullivan Its Manager

FOUNDRY SQUARE INVESTORS III, LLC, a California limited liability company

By:	Wilson/Equity Office, LLC, a Delaware limited liability company, its manager

	By:	Wilson Investors — California, LLC, a Delaware limited liability company, its manager

		By:	/s/ THOMAS P. SULLIVAN Thomas P. Sullivan Its Manager

WEO-FERRY BUILDING, LLC, a California limited liability company

By:	Wilson/Equity Office, LLC, a Delaware limited liability company, its manager

	By:	Wilson Investors — California, LLC, a Delaware limited liability company, its manager

		By:	/s/ THOMAS P. SULLIVAN Thomas P. Sullivan Its Manager

     To the extent applicable to the undersigned, the undersigned all consent and agree to the relevant provisions of Section 2.3 and Section 13 of the attached Agreement.

RIVERSIDE:

RIVERSIDE FINANCE COMPANY, LLC, a Delaware limited liability company

By:	EOP Operating Limited Partnership, a Delaware limited partnership

	By:	Equity Office Properties Trust, a Maryland real estate investment trust, its sole general partner

		By:	/s/ ROBERT J. WINTER, JR.
		Name:	ROBERT J. WINTER, JR.
		Title:	EXECUTIVE VICE PRESIDENT — DEVELOPMENT & PORTFOLIO MANAGEMENT

WILSON-LARKSPUR:

WILSON-LARKSPUR REALTY PARTNERS, LLC, a Delaware limited liability company

By:	Wilson Investors — California, LLC, a
Delaware limited liability company, its Manager

By:	/s/ THOMAS P. SULLIVAN Thomas P. Sullivan Its Manager

FBA:

FERRY BUILDING ASSOCIATES, LLC, a California limited liability company

By:	WEO-FERRY BUILDING, LLC, a California
limited liability company, its Manager

By:	Wilson/Equity Office, LLC, a Delaware limited liability company, its manager

	By:	Wilson Investors — California, LLC, a Delaware limited liability company, its manager

		By:	/s/ THOMAS P. SULLIVAN Thomas P. Sullivan Its Manager

To the extent applicable to the undersigned, the undersigned all consent and agree to the relevant provisions of Section 2.3 and Section 13 of the attached Agreement, including, without limitation, to the provisions of Section 7 of the attached Agreement.

WEO, L.P.:

WILSON REALTY PARTNERS, L.P., a Delaware limited partnership

By:	Wilson Realty Partners, Inc., a California corporation its sole general partner

	By:	/s/ THOMAS P. SULLIVAN Thomas P. Sullivan Its President

WEO, Inc.:

WILSON REALTY PARTNERS, INC., a California corporation

	By:	/s/ THOMAS P. SULLIVAN Thomas P. Sullivan Its President

FOUNDRY SQUARE ASSOCIATES II, LLC, a California limited liability company By: FOUNDRY SQUARE INVESTORS II, LLC, a California limited liability company, its Manager

By:	Wilson/Equity Office, LLC, a Delaware limited liability company, its manager

	By:	Wilson Investors — California, LLC, a Delaware limited liability company, its manager

		By:	/s/ THOMAS P. SULLIVAN Thomas P. Sullivan Its Manager

FERRY BUILDING INVESTORS, LLC, a California limited liability company By: WEO-FERRY BUILDING, LLC, a California limited liability company, its Manager

By:	Wilson/Equity Office, LLC, a Delaware limited liability company, its manager

	By:	Wilson Investors — California, LLC, a Delaware limited liability company, its manager

		By:	/s/ THOMAS P. SULLIVAN Thomas P. Sullivan Its Manager

To the extent applicable to the undersigned, the undersigned consents and agrees to the relevant provisions of Section 2.3 and Section 13 of the attached Agreement, including, without limitation, to the provisions of Section 7 and Section 8.5 of the attached Agreement.

SAN RAFAEL CORPORATE CENTER, LLC, a Delaware limited liability company

By:	Wilson/Equity Office, LLC, a Delaware limited liability company, its manager

	By:	Wilson Investors — California, LLC, a Delaware limited liability company, its manager

		By:	/s/ THOMAS P. SULLIVAN Thomas P. Sullivan Its Manager

To the extent applicable to the undersigned, the undersigned consents and agrees to the relevant provisions of Section 2.3 and Section 13 of the attached Agreement, including, without limitation, to the provisions of Sections 8.2, 8.3, and 8.4 of the attached Agreement.

FOUNDRY SQUARE INVESTORS IV, LLC, a California limited liability company

By:	Wilson/Equity Office, LLC, a Delaware limited liability company, its manager

	By:	Wilson Investors — California, LLC, a Delaware limited liability company, its manager

		By:	/s/ THOMAS P. SULLIVAN Thomas P. Sullivan Its Manager

WEO-CONCAR, LLC, a California limited liability company

By:	Wilson/Equity Office, LLC, a Delaware limited liability company, its manager

	By:	Wilson Investors — California, LLC, a Delaware limited liability company, its manager

		By:	/s/ THOMAS P. SULLIVAN Thomas P. Sullivan Its Manager

     The undersigned consent to the provisions of this Agreement as and to the extent described in the introductory paragraph thereof.

WILSON PRINCIPALS:

William Wilson III

/s/ THOMAS P. SULLIVAN Thomas P. Sullivan

/s/ JACQUELINE U. MOORE Jacqueline U. Moore

/s/ ROBERT PARATTE A. Robert Paratte

/s/ H. LEE VAN BOVEN H. Lee Van Boven

/s/ TERRY REAGAN Terry Reagan

/s/ SCOTT STEPHENS Scott Stephens

/s/ JON KNORPP Jon Knorpp

EOPOP:

EOP OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Equity Office Properties Trust, a Maryland REIT

	By:	/s/ ROBERT J. WINTER, JR.
	Name:	Robert J. Winter, Jr.
	Title:	Executive Vice President

EOPT:

EQUITY OFFICE PROPERTIES TRUST, a Maryland REIT

By:	/s/ ROBERT J. WINTER, JR.
Name:	Robert J. Winter, Jr.
Title:	Executive Vice President

EXHIBIT A

Certain Definitions

The following terms have the meanings set forth herein:

For convenience in this Agreement short references are sometimes made as noted in this paragraph to Projects (and potential projects in the case of Larkspur) commonly known as the Ferry Building (“Ferry”), Foundry Square II (“FS2”), Foundry Square III (“FS3”), Foundry Square IV (“FS4”), Concar Buildings (“Concar”), San Rafael Phase I (“SR1”), San Rafael Phase II (“SR2”) and Larkspur (“Larkspur”).

“BofA” means Banc of America Historic Ventures, LLC.

“Concar EOP Investor” means EOP — Concar Investor, L.L.C.

“Concar Project Entity” means WEO-Concar, LLC.

“Concar Project Entity Operating Agreement” means that certain Amended and Restated Operating Agreement of WEO-Concar, LLC between the Concar EOP Investor and WEO dated as of February 26, 2001.

“EOP Investors” means collectively, the EOP Investors in all of the Project Entities.

“EOP Parties” means, collectively, EOP, EOPOP, EOPT, Concar EOP Investor, Ferry EOP Investor, FS2 EOP Investor, FS3 EOP Investor, FS4 EOP Investor, SR EOP Investor, Larkspur EOP Investor, EOP Broker, Riverside, and their Affiliates.

“FBA” means Ferry Building Associates, LLC

“FBA Operating Agreement” means that certain Operating Agreement of Ferry Building Associates, LLC, dated as of December 31, 2001.

“FBI” means Ferry Building Investors, LLC.

“FBI Operating Agreement” means that certain Amended and Restated Operating Agreement of Ferry Building Investors, LLC dated as of December 31, 2001

“Ferry EOP Investor” means EOP-Ferry Building Investor, L.L.C.

“Ferry Master Lease” means that certain Master Tenant Sublease between FBA and FBI dated as of December 31, 2001.

“Ferry Project Entity” means WEO-Ferry Building, LLC.

“Ferry Project Entity Operating Agreement” means that certain Operating Agreement of WEO-Ferry Building, LLC between the Ferry EOP Investor and WEO dated as of February 26, 2001.

A-1

“FS2 EOP Investor” means EOP — F2 First/Howard Investors, L.L.C.

“FS2 Project Entity” means Foundry Square Investors II, LLC.

“FS2 Project Entity Operating Agreement” means that certain Amended and Restated Operating Agreement of Foundry Square Investors II, LLC between the FS2 EOP Investor and WEO dated as of October 31, 2000.

“FS3 EOP Investor” means EOP — F3 First/Howard Investors, L.L.C.

“FS3 Project Entity” means Foundry Square Investors III, LLC.

“FS3 Project Entity Operating Agreement” means that certain Operating Agreement of Foundry Square Investors III, LLC between the FS3 EOP Investor and WEO dated as of December 6, 2000.

“FS4 EOP Investor” means EOP — F4 First/Howard Investors, L.L.C.

“FS4 Owner” means Foundry Square Associates IV, LLC.

“FS4 Project Entity” means Foundry Square Investors IV, LLC.

“FS4 Project Entity Operating Agreement” means that certain Operating Agreement of Foundry Square Investors IV, LLC between the FS4 EOP Investor and WEO dated as of December 6, 2000.

“KSW3” means KSW Howard Street Properties II, LLC.

“KSW4” means KSW Howard Street Properties III, LLC.

“Larkspur Entity” means WEO — Larkspur, LLC.

“Riverside” means Riverside Finance Company, L.L.C.

“Sold Project Entities” means the Ferry Project Entity, the SR Project Entity, the FS2 Project Entity and the FS3 Project Entity.

“SR EOP Investor” means EOP — San Rafael Corporate Center Investor, L.L.C.

“SR Project Entity” means San Rafael Corporate Center, LLC.

“SR Project Entity Operating Agreement” means that certain Amended and Restated Operating Agreement of San Rafael Corporate Center, LLC between the SR EOP Investor and WEO dated as of October 31, 2000.

“WEO Inc.” means Wilson Realty Partners, Inc., formerly known as Wilson Equity Office, Inc.

“WEO-Larkspur” means WEO-Larkspur, LLC.

2

“WEO LP” means Wilson Realty Partners, L.P., formerly known as Wilson/Equity Office, L.P.

“Wilson Parties” means Wilson, WEO Inc., WEO LP, the Wilson Principals and the Affiliates of all of the foregoing.

3

EXHIBIT B

WEO Operating Assets

The following are referred to as the “WEO Operating Assets”:

(A)  All of the furniture, fixtures and equipment owned by WEO and all other assets of WEO that do not relate to or are not connected with the Projects or the Project Interests,

(B)  all accounts receivable, refunds and other sums due or coming due in the future from the provision of services, in each case pursuant to the WEO Operating Contracts,

(C)  all cash and deposits remaining after the distributions to described in Section 1.2, and

(D)  all contracts, except those fully performed by all parties, to which WEO is a party, including the Development Management Agreements, service agreements, relationships with utilities and equipment leases (referred to herein together with the WEO Lease as the “WEO Operating Contracts”), but the WEO Operating Contracts do not include contracts (“Project Contracts”) with parties other than the Project Entities, their subsidiaries or entities that own the Parkside or Seaport Projects for the provision by such parties of services or material for work on Projects or relating exclusively to Projects some of which may be in the name of WEO but are for the exclusive benefit of a Project, and

(E)  WEO’s rights to perform and receive fees and commissions for development management and leasing under Section 4.3 of the Original WEO Agreement and analogous sections of the Project Entity Agreements (defined below), as such rights are modified by this Agreement,

(F)  WEO’s rights (the “WEO Lease”) to occupy those certain premises at 199 First Street, San Francisco, California that it currently uses for offices at the rental rate per square foot currently paid, which right is terminable (i) by the lessor upon 6 months’ prior written notice until one year after the closing date and 3 months’ prior written notice thereafter, and (ii) by the tenant upon 3 prior written months’ notice. Any actual lease negotiated with respect to such premises need not be consistent with such terms.

(G)  all communications gear and software, service agreements, equipment leases, office systems and telephone and facsimile numbers, in each case that are not necessary to the operation or ownership of the Projects or the Project Interests or do not relate exclusively to the WEO Retained Assets, and

(H)  non-exclusive rights to use all computer software and accounting systems owned, leased or licensed by WEO;

(I)  the goodwill of WEO, as an accounting concept for the going concern value of WEO’s operations (which does not include any direct or indirect ownership of any of the Project Interests or any tangible assets);

B-1

but excluding from the WEO Operating Assets the following (the “WEO Retained Assets”):

(1)  the WEO Subsidiary Interests,

(2)  WEO’s membership interests in the entities that directly or indirectly own the Existing Projects (collectively called herein the “Project Interests”) pursuant to the operating agreements therefor (the “Project Entity Agreements”); and

It is the intention of the parties to equitably divide all of the tangible and intangible assets of WEO in such a way that the WEO Retained Assets include the WEO Subsidiary Interests and all of the rights and benefits (including the rights to receive cash and other distributions) of ownership of the Project Interests, and that the WEO Operating Assets include all of the rights and benefits of the operations of WEO in providing development management, leasing, property management and other services to third parties together with the tangible assets of WEO.

The books and records of WEO relating exclusively to the WEO Operating Assets are included in the WEO Operating Assets and those relating exclusively to the WEO Retained Assets are included in the Retained Assets. Those books and records not relating exclusively to either will be included in the Retained Assets, but WEO LP will retain the right to have access to and make copies of them at all reasonable times.

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EXHIBIT C

ASSIGNMENT AND ASSUMPTION AGREEMENT

     THIS AGREEMENT is made as of December      , 2002, by Wilson/Equity Office, LLC (“Assignor”), Wilson Investors-California, LLC (“Wilson”) and Wilson Realty Partners, L.P. (“Assignee”). Capitalized terms used but not defined herein will have the same meanings given in that certain Separation Agreement between Assignor, Wilson and EOP Investor, L.L.C. and other parties thereto dated as of the date hereof (the “Separation Agreement”).

Assignor, Wilson and Assignee agree as follows:

     1.     Assignment of Assets to Assignee. As a contribution to the capital of Assignee as a limited partner, Assignor hereby assigns, transfers and conveys to Assignee (including its successors and assigns), without any recourse, representation, warranty or associated covenants or agreements except as set forth in this Agreement or the Separation Agreement, all of Assignor’s right, title and interest in and to the WEO Operating Assets, including without limitation the WEO Operating Contracts.

     2.     Assumption of Contracts. Assignee hereby assumes all of the duties, liabilities and obligations of Assignor under the WEO Operating Contracts to the extent such duties, liabilities and obligations are required to be performed or arise from and after the date of this Agreement. If Assignor receives any payment with respect to the WEO Operating Contracts after the date hereof, then Assignor shall promptly deliver such payment to Assignee.

     3.     Assumption of Liabilities. Assignee hereby assumes all of the duties, liabilities and obligations of WEO arising from and after the date hereof which relate to (i) the WEO Operating Contracts or the WEO Operating Assets and (ii) work performed on Projects pursuant to Development Management Agreements after the date hereof, and shall include (a) those duties, liabilities and obligations relating to any Development Management Agreements (and the provision of leasing services pursuant to Section 4.3 of the WEO Agreement) arising from and after the date hereof (b) those duties, liabilities and obligations arising from or on account of (x) the employment by WEO or its Subsidiaries of any employees or individuals serving as independent contractors acting in a manner comparable to that of individual employees, or (y) other matters relating to the relationship of individuals (who performed work for WEO or its Subsidiaries in the WEO offices) with WEO or its Subsidiaries (including, with respect to (x) and (y), sexual harassment (except harassment by an individual whose knowledge is attributed to EOP under Section 13.9 of the Separation Agreement), wrongful termination claims, employment discrimination claims, refusal to hire claims, claims related to pension or profit sharing issues, vacation time, sick pay, employment conditions or any other claims or causes of action a person may have on account of being an employee or independent contractor), whether arising before, on or after the date hereof, (c) all of the duties, liabilities and obligations of Assignor under the WEO Operating Contracts arising from and after the date hereof, (d) liabilities incurred by WEO in the ordinary course of business (including liabilities to vendors) other than under Project Contracts whether arising before on or after the date hereof; and shall not include (i) those duties, liabilities and obligations of WEO that directly or indirectly relate to or arise from the rights, duties or obligations of WEO as a direct or indirect member and/or manager of the Project Entities or of the Owners, or (ii) those duties, liabilities and obligations to Wilson, EOP or any of such parties’ affiliates arising or accruing under the WEO Agreement (other than the provision of leasing services pursuant to Section 4.3 of the WEO Agreement), or (iii) liabilities and obligations arising from any development management, property management or leasing services provided by WEO arising prior to the date hereof or (iv) any liability or obligation to the extent covered by valid and collectible insurance available to WEO or Affiliates, or (v) development management services regarding the projects commonly known as “Gap,” “Seaport” and “Parkside,” or (vi) tort liabilities or governmental fines or penalties arising out of facts or circumstances occurring prior to the date hereof. The liabilities assumed by Assignee under this Section 3 are referred to as the “Assumed Liabilities”.

     4.     Assignment of Stock and Partnership Interests to Wilson. As a partial liquidating distribution, Assignor, after having made the contribution of assets provided in Section 1, hereby assigns, transfers and conveys, without any recourse, representation, warranty or associated covenants or agreements except as set forth in this Agreement or the Separation Agreement, to Wilson (a) all of Assignor’s right, title and interest in and to 100% of the stock of Wilson Equity Office, Inc. and delivers herewith to Wilson the stock certificates representing 100% of the issued and outstanding shares of Wilson Equity Office, Inc. together with a blank stock power duly executed by and on behalf of Assignor, and (b) 100% of the limited partnership interests in Assignee and delivers herewith to Wilson the written consent of Wilson Equity Office, Inc. to such transfer and the admission of Wilson to Assignee as the sole limited partner of the partnership.

     5.     Indemnity. Wilson shall indemnify, defend and hold harmless WEO and the EOP Parties and their partners, members, managers, shareholders, officers, directors, agents, contractors, employees, trustees and representatives (collectively, the “Indemnitees”) from and against any and all losses, claims, damages, lawsuits, actions, causes of action, liabilities, penalties, judgments, decrees, costs and expenses (including reasonable attorneys’ fees and expenses), which may at any time be asserted against or recovered from, or incurred by any of the Indemnitees arising from or on account (i) of the Assumed Liabilities, or (ii) any duties, liabilities and obligations of Wilson/Equity Office, Inc. or Wilson/Equity Office, L.P. arising or on or prior to the date of this Agreement but only to the extent the foregoing would have been Assumed Liabilities had WEO had them. Notwithstanding the foregoing, any matter for which an Indemnitee is entitled to full indemnity under Section 5.2 of the Separation Agreement, shall be excluded from the indemnity provided in the preceding sentence. The indemnification obligations of Wilson in this Section shall be subject to any applicable limitation set forth in Section 5 of the Separation Agreement, including the Aggregate Cap.

     6.     Miscellaneous.

          6.1. Waiver; Remedies. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or of any other right, power or privilege hereunder, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that the parties otherwise may have at law or in equity.

          6.2. Merger; Amendment. No covenant or representations or warranties contained in the Separation Agreement shall be merged herein. No representation, inducement, agreement, promise, understanding or waiver altering, modifying taking from or adding to the terms and conditions hereof shall have any force or effect unless the same is in writing and validly executed by each of the parties hereto and consented to in writing by EOP.

          6.3. Headings. The headings contained in this Agreement are intended for convenience of reference only and shall not limit or otherwise affect the meaning, interpretation or construction hereof.

          6.4. Binding Effect. This Agreement shall be binding upon and inure to the benefit of, and be enforceable by, the parties hereto and their respective heirs, personal representatives, successors and permitted assigns.

          6.5. Governing Law. This Agreement shall be construed under and interpreted in accordance with and governed by the laws of the State of California without regard to the conflicts of law provisions thereof.

          6.6. Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and is intended to be binding when all parties have delivered their signatures to the other parties. Signatures may be delivered by facsimile transmission. All counterparts shall be deemed an original of this Agreement.

WEO:

WILSON/EQUITY OFFICE, LLC, a Delaware limited liability company

By:	EOP Investor, L.L.C., a Delaware limited liability company, its member

	By:	Equity Office Properties Management Corp., a Delaware corporation, its Member Manager

By:
Name:
Title:

By:	Wilson Investors — California, LLC, a Delaware limited liability company, its member

By:
Name:
Title:

WILSON:

WILSON INVESTORS — CALIFORNIA, LLC, a Delaware limited liability company

By:
Name:
Title:

Assignee:

WILSON REALTY PARTNERS, L.P., a Delaware limited partnership

By: Wilson Realty Partners, Inc. a California corporation, its sole general partner

By:
Name:
Title:

EXHIBIT D

Assignment of Membership Interests

D-1

ASSIGNMENT AND ASSUMPTION
OF MEMBERSHIP INTERESTS

     This Assignment and Assumption of Membership Interests (this “Assignment”) is made as of this day of December, 2002, by and among Wilson/Equity Office, LLC, a Delaware limited liability company (“WEO”), Equity Office Properties Management Corp. (“EOPMC”), EOP — Ferry Building Investor, L.L.C., a Delaware limited liability company (“Ferry EOP Investor”), EOP — F2 First/Howard Investors, L.L.C., a Delaware limited liability company (“F2 EOP Investor”), EOP — F3 First/Howard Investors, L.L.C., a Delaware limited liability company (“F3 EOP Investor”) and EOP — San Rafael Corporate Center Investor, L.L.C., a Delaware limited liability company (“SR EOP Investor”, and with Ferry EOP Investor, F2 EOP Investor and F3 EOP Investor, the “EOP Investors”).

RECITALS

     A.     Wilson Investors — California, LLC (“Wilson”) and EOP Investor, L.L.C., a Delaware limited liability company (“EOP”) are the two members of WEO pursuant to that certain Amended and Restated Operating Agreement No. 1 of Wilson/Equity Office, LLC, dated as of August 1, 2000 (“WEO Agreement”). EOP owns a 49.9% Percentage Interest in WEO and Wilson owns a 50.1% Percentage Interest in WEO.

     B.     WEO and Ferry EOP Investor are the two members of WEO — Ferry Building, LLC (the “Ferry Project Entity”) pursuant to that certain Operating Agreement of WEO — Ferry Building, LLC, dated as of February 26, 2001 (the “Ferry Operating Agreement”). WEO owns a 40% Percentage Interest in the Ferry Project Entity and Ferry EOP Investor owns a 60% Percentage Interest in the Ferry Project Entity.

     C.     WEO and F2 EOP Investor are the two members of Foundry Square Investors II, LLC (the “F2 Project Entity”) pursuant to that certain Operating Agreement of Foundry Square Investors II, LLC, dated as of October 31, 2000 (the “F2 Operating Agreement”). WEO owns a 40% Percentage Interest in the F2 Project Entity and F2 EOP Investor owns a 60% Percentage Interest in the F2 Project Entity.

     D.     WEO and F3 EOP Investor are the two members of Foundry Square Investors III, LLC (the “F3 Project Entity”) pursuant to that certain Operating Agreement of Foundry Square Investors III, LLC, dated as of December 6, 2000 (the “F3 Operating Agreement”). WEO owns a 40% Percentage Interest in the F3 Project Entity and F3 EOP Investor owns a 60% Percentage Interest in the F3 Project Entity.

     E.     WEO and SR EOP Investor are the two members of San Rafael Corporate Center, LLC (the “SR Project Entity”, and with the Ferry Project Entity, the F2 Project Entity and the F3 Project Entity, the “Sold Project Entities”) pursuant to that certain Amended and Restated Operating Agreement of San Rafael Corporate Center, LLC, dated as of October 31, 2000 (the “SR Operating Agreement”, and with the Ferry Operating Agreement, the F2 Operating Agreement and the F3 Operating Agreement, the “Operating Agreements”). WEO owns a 40% Percentage Interest in the SR Project Entity and SR EOP Investor owns a 60% Percentage Interest in the SR Project Entity.

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     F.     As contemplated by that certain Separation Agreement, dated as of December      , 2002 (the “Separation Agreement”), by and among Wilson, EOP, WEO and certain other parties, the parties hereto wish to transfer, assign, and assume certain membership interests in the Sold Project Entities as hereinafter provided. Capitalized terms used in this Assignment without definition shall have the same meaning as set forth the Separation Agreement or in the Operating Agreements, provided, however, that, in the event of any conflict, the definitions set forth in the Separation Agreement shall control.

AGREEMENT

     NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, the parties hereby agree as follows:

     1.     Assignment of WEO Interest in the Sold Project Entities. With respect to each Project Entity, WEO as a member of such Project Entity hereby assigns and transfers all of its entire interest (including its 40% Percentage Interest) in such Project Entity to the EOPMC and EOPMC hereby accepts and assumes such membership interest and agrees to perform all of the obligations pertaining to such membership interest under the Operating Agreement (the “Applicable Operating Agreement”) of such Project Entity arising or accruing from and after the date hereof. With respect to each Project Entity, WEO, in its capacity as Manager of such Project Entity, and the EOP Investor (the “Applicable EOP Investor”) that is a member thereof, in its capacity as the other Member of such Project Entity, both hereby consent and agree to such transfer and assumption and agree to make any other deliveries or requirements in connection with such assignment and transfer (and the parties hereto agree that no delivery of any legal opinion will be required).

     2.     Appointment of EOP Investor as the New Manager of the Project Entity. With respect to each Project Entity, following the assignment and assumption set forth above; WEO hereby resigns as Manager of such Project Entity and EOPMC and the Applicable EOP Investor, the only members of such Project Entity, hereby appoint EOPMC as the new Manager of such Project Entity. EOPMC hereby accepts such appointment and agrees to comply with the Manager’s obligations under the Applicable Operating Agreement.

     3.     Allocation of Liabilities. The respective liabilities between the parties hereto with respect to the interests transferred pursuant to this Assignment, including, but not limited to any indemnity obligations, shall be governed by the provisions of the WEO Agreement, the Separation Agreement and the exhibits thereto.

     4. Miscellaneous.

          4.1. Attorneys Fees. In the event of any dispute, including, but not limited to, an action at law or in equity, as to the enforcement or interpretation of the terms of this Agreement, the prevailing party shall be entitled, in addition to all expenses, costs or damages awarded by a court of competent jurisdiction and to any other relief to which such party may be entitled, to reasonable attorneys’ fees, whether or not such controversy was litigated or prosecuted to judgment; provided, however, that for any dispute involving WEO (a) and any EOP Party where WEO is the non-prevailing party, Wilson shall be responsible for (i) all attorneys fees, court costs and experts expenses of WEO, and (ii) any obligation of WEO to

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make a payment to any prevailing party for their attorney’s fees and costs, and (b) and any Wilson Party where WEO is the non-prevailing party, EOP shall be responsible for the expenses in (i) and (ii). Except as otherwise set forth in the preceding sentence, each of the parties hereto shall be responsible for any and all costs and expenses (including the fees and expenses of its attorneys, advisors and consultants) it may incur in connection with this Assignment and neither WEO nor any Subsidiary (as defined in the WEO Agreement) thereof shall incur any such costs or expenses.

          4.2. Individuals Signing. Each of the individuals executing this Assignment on behalf of the parties hereto individually represents and warrants that he or she has been authorized to do so on behalf of such party and has the power to bind such party.

          4.3. Further Assurances. The parties hereby agree to execute such other documents and perform such other acts as may be necessary or desirable to carry out the purposes of this Assignment, whether before or after the Closing Date.

          4.4. Counterparts. This Assignment may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and is intended to be binding when all parties have delivered their signatures to the other parties. All counterparts shall be deemed an original of this Assignment.

          4.5. Governing Law. This Assignment is entered into and shall be governed by and construed in accordance with the laws of the State of California (without giving effect to its choice of law principles).

          4.6. Successors and Assigns. This Assignment shall be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective heirs, devisees, executors, administrators, legal representatives, successors and assigns.

[SIGNATURES ON NEXT TWO PAGES]

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     IN WITNESS WHEREOF, this Assignment has been duly executed and delivered by the parties hereto as of the date set forth above.

EOPMC:

EQUITY OFFICE PROPERTIES MANAGEMENT CORP., a Delaware corporation, its Member Manager

By: Name: Title:

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WEO:

WILSON/EQUITY OFFICE, LLC, a Delaware limited liability company

By:	Wilson Investors — California, LLC, a Delaware limited liability company, its Manager

	By:	Tom Sullivan its Manager

EOP INVESTORS:

EOP — FERRY BUILDING INVESTOR, L.L.C., a Delaware limited liability company

By EOP Operating Limited Partnership, a Delaware limited partnership, its sole member

By Equity Office Properties Trust, a Maryland real estate investment trust, its sole general partner

By:
Name:
Title:

EOP — F2 FIRST/HOWARD INVESTORS, L.L.C., a Delaware limited liability company

By EOP Operating Limited Partnership, a Delaware limited partnership, its sole member

By Equity Office Properties Trust, a Maryland real estate investment trust, its sole general partner

By:
Name:
Title:

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EOP — F3 FIRST/HOWARD INVESTORS, L.L.C., a Delaware limited liability company

By EOP Operating Limited Partnership, a Delaware limited partnership, its sole member

By Equity Office Properties Trust, a Maryland real estate investment trust, its sole general partner

By:
Name:
Title:
EOP — SAN RAFAEL CORPORATE CENTER INVESTOR, L.L.C., a Delaware limited liability company

By EOP Operating Limited Partnership, a Delaware limited partnership, its sole member

By Equity Office Properties Trust, a Maryland real estate investment trust, its sole general partner

By:
Name:
Title:

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EXHIBIT E

Brokerage Agreements

BROKERAGE AGREEMENT

([Foundry Square II/Ferry])

     THIS BROKERAGE AGREEMENT (“Agreement”) is made as of this      day of      , 2002 by and among [Foundry Square Associates II, LL/Ferry Building Associates, LLC] (hereinafter referred to as “Owner”), Wilson Realty Partners, L.P., a                  partnership, acting through its sole general partner, Wilson Realty Partners, Inc., a                      corporation1 (hereinafter referred to as “Broker”) and, to the extent of the limited joinder in Section 9.5 below, Riverside Finance Company, L.L.C..

RECITALS

     WHEREAS, Owner is the [owner/master lessee] of the Property (as hereinafter defined).

     WHEREAS, Owner desires to engage Broker to provide additional leasing services in connection with the leasing of the Property and Broker agrees to undertake such services on the terms set forth herein.

     NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, Owner hereby retains Broker to solicit desirable tenants for the property located in San Francisco, California commonly known as “[Foundry Square II/the Ferry Building]” (hereinafter referred to as the “Property”) to negotiate leases for Owner’s approval with respect thereto, and to conduct such other leasing activities specified herein; and Broker hereby agrees to solicit such tenants, negotiate such leases, and conduct such other leasing activities specified herein on the terms and conditions hereinafter set forth.

     1.     LEASING FUNCTIONS.

          1.1. Broker Responsibility. Broker shall use commercially reasonable efforts to locate desirable tenants for available [Ferry: non-retail] space in the Property (hereinafter referred to as the “Premises”) and to negotiate preliminary terms of leases with such tenants in accordance with Owner’s then current Leasing Guidelines (as hereinafter defined). As used herein, the term “Leasing Guidelines” shall mean Owner’s policies and negotiating guidelines respecting base rental, minimum and maximum terms, rental escalations, recovery of operating expenses, rent concessions, security deposits, allowances, and other matters commonly the subject of negotiation with tenants. The current Leasing Guidelines have been provided to Broker. The Leasing Guidelines may be revised by Owner from time to time and at any time upon five days notice to Broker. Broker shall solicit and investigate prospective tenants for the Premises and at all times keep Owner fully informed of all such prospects.

          1.2. Lease Negotiations. If requested by Owner, Broker shall prepare letters of intent (“LOI”) or proposals to lease (“Proposals”), provided, however, all terms and conditions

1 Wilson Realty Partners, Inc., as the general partner of Wilson Realty Partners, L.P., is the entity with the requisite California real estate licenses.

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of such LOIs or Proposals must be reviewed and approved by Owner prior to submission to any prospective tenant. Unless otherwise requested in writing by Owner, Owner, and only Owner, shall engage in all communications and negotiations regarding the lease document and other substantive lease negotiations with any prospective tenants. Broker shall provide such assistance with respect to such communications or negotiations as Owner may request. Each such lease (“Lease”) shall name Owner as landlord, be subject to Owner’s approval in its sole discretion, and if approved by Owner shall be executed by Owner. Notwithstanding anything to the contrary herein Broker shall have no authority to bind Owner in any way with respect to any lease or any prospective tenant, including executing any lease on Owner’s behalf. Owner shall have no obligation to enter into any lease, whether or not such lease satisfies any Leasing Guidelines.

          1.3. Filling Vacancies. Broker shall, so far as reasonably practicable, procure references and financial statements from prospective tenants, investigate such references, and use its best judgment in the recommendation of prospective tenants. Immediately following any vacancy, Broker will prepare adequate rental listings and promptly distribute them as it reasonably deems appropriate. The terms and conditions of each listing shall be subject to Owner’s review and approval prior to such distribution. After a vacancy is so listed, Broker will cooperate with any other brokers in any manner reasonably likely to aid in successfully filling the vacancy. Broker agrees to perform whatever services may be reasonably requested by Owner in connection with the negotiation of Leases (or the renewal, extension, modification, or cancellation thereof with proper additional compensation), so long as said services do not limit or interfere with the execution of Leases or other matters exclusively within the province of the Owner.

          1.4. Exclusive Listing. [Ferry only: Except as otherwise provided in that certain brokerage agreement with Wilson/Meany, LLC dated               and subject to Section 1.7,] Broker shall have the sole, entire and exclusive charge of the renting and leasing of the Premises, and Owner shall not authorize anyone else to act, as renting or leasing broker or agent on Owner’s behalf with respect to the Premises, nor shall Owner permit anyone else other than Broker to have or maintain any rental of “For Rent” signs about the Property; provided that the foregoing shall not prevent EOP Operating Limited Partnership (“EOPOP”) or any Affiliate (as hereinafter defined) of EOPOP from discussing the Property with any prospective tenants. All inquiries for leases for the rental of space in the Property received by Owner or on behalf of Owner during the term of this Agreement shall be referred to Broker. For purposes of this Agreement, an “Affiliate” shall mean (i) any other person directly or indirectly controlling, controlled by or under common control with such person, (ii) an officer or director of, or partner, shareholder or member in, such person, or (iii) any other person directly or indirectly owning or controlling 50% or more of the outstanding securities or other ownership interest of such person.

          1.5. Obligations of Broker. Broker shall have the sole authority and responsibility for hiring, supervising, and terminating all employees and others necessary to carry out its obligations under this Agreement. It is expressly understood and agreed by the parties hereto that all personnel hired by the Broker shall be the employees or independent contractors of Broker and that Owner shall have no liability or obligation whatsoever with respect to any such employees or independent contractors. Broker shall prepare leasing and marketing budgets annually for the Property for Owner’s approval (making changes as specified by Owner at any time and from time to time) and Owner shall either pay directly or reimburse Broker for leasing and marketing expenses as provided in any such approved budgets (to the extent such budgets

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contemplated Broker would incur such expenses and be reimbursed by Owner). A. Robert Paratte or other senior leasing representative from Broker will be present at lease negotiating and space planning meetings when reasonably requested by Owner. Broker shall act reasonably in reporting to Owner in periodic intervals with respect to current leasing activity, including, when requested by Owner, participating in telephone conference calls with Owner’s representatives in Chicago, Illinois and participating in meetings in San Francisco with Owner’s representatives. Upon request by Owner, Broker shall: prepare a monthly leasing report or more frequently as requested by Owner; participate with Owner on a biweekly leasing conference call; develop an annual marketing plan (which shall include a proposed leasing and marketing budget) for Owner review and approval (making changes as requested by Owner); implement all aspects of the approved marketing plan; make presentations to outside brokerage houses, hold tours, events etc.; propose to Owner deal structures, prepare draft letters of intent or proposals as requested by Owner for Owner’s approval; assist with lease negotiations as requested; and assist Owner in gaining an understanding of a prospect’s business and financial condition, when requested by Owner.

          1.6. Obligations of Owner. Owner shall respond promptly and in good faith to all requests by Broker for approvals or for information concerning the Property and to all other reasonable requests, provided that the approval of any Leases shall be in Owner’s sole and absolute discretion. Owner has disclosed and will promptly disclose in writing to Broker all information and materials relating to the Property reasonably material to a prospective tenant, other than Owner’s proprietary, confidential or privileged information. As and to the extent provided in Section 1.5, Owner shall pay those leasing and marketing expenses set forth in the budgets approved by Owner, provided that Owner may revise such budgets at any time. In addition, if Robert J. Winter or any substitute person specified in writing by Owner as having authority to make such a request, requests that Broker incur additional leasing and marketing expenses above and beyond those set forth in the approved budgets, Owner shall reimburse Broker for such additional expenses. Such reimbursements shall be made by Owner within 30 days after presentation to Owner of satisfactory evidence of the type and amount of such expenses, and actual receipts showing that such expenses have been incurred and paid. Except as provided in Sections 1.5 and 1.6, everything done by Broker in the performance of its obligations under this Agreement and all expenses incurred pursuant hereto shall be borne by Broker without reimbursement from Owner including, but not limited to, all direct personnel costs of Broker and costs of providing office facilities and supplies for personnel, and any other expenses incurred by such personnel.

          1.7. [Ferry: Cooperation With CAC. Broker will reasonably cooperate with Owner and CAC (or any other broker engaged by Owner) to determine an efficient allocation of responsibilities.]

     2.     LIMITATION OF LIABILITY.

          2.1. Hold Harmless.

               2.1.1. Broker agrees to indemnify, defend and hold harmless Owner, [Foundry Square Investors II, LLC/WEO-Ferry Building, LLC] the [EOP — F2 First/Howard Investors, L.L.C./EOP-Ferry Building Investor, L.L.C.], EOP Investor, L.L.C., the REIT (as defined below), EOPOP and their Affiliates and all such parties’ respective partners, members,

3

managers, shareholders, officers, directors, agents, contractors, employees, trustees and representatives (collectively, the “Indemnified Parties”) from and against all liabilities, obligations, damages, penalties, claims, costs, charges and expenses (including, without limitation, reasonable attorneys fees) which may be imposed upon, incurred by or asserted against the Indemnified Parties to the extent arising out of or on account of any (i) negligence or intentional misconduct (collectively, an “Act”) of Broker, Broker’s employees, or any agents of Broker (regardless of whether or not any such agent is an independent contractor or an employee), or (ii) Broker Event of Default (as defined below). No claim shall be made against Broker for indemnification hereunder where Broker’s Act was taken pursuant to the expressed directions or written instructions of Owner. Further, except as provided above, the indemnification provided for herein shall not extend to acts of any co-broker or brokers who are not agents or employees of Broker.

               2.1.2. Owner agrees to indemnify, defend and hold harmless Broker and its officers, directors, members, managers, partners, agents and employees (collectively, the “Broker Indemnified Parties”) from and against all liabilities, obligations, damages, penalties, claims, costs, charges and expenses (including, without limitation, reasonable attorneys’ fees) which may be imposed upon, incurred by or asserted against the Broker Indemnified Parties to the extent arising out of any (i) Act of Owner or its employees or agents (regardless of whether or not any such agent is an independent contractor or an employee of Owner), other than Broker, or (ii) any Owner Event of Default (as defined below).

               2.1.3. No party hereunder shall be liable for monetary damages for any breach of Sections 1, 3 or 6 except as provided in this Section 2. This Section 2.1.3 shall not limit any other remedies the parties hereunder shall have, including the remedy of specific performance.

     3.     INSURANCE.

          3.1. Insurance and Subrogation.

               3.1.l. Broker shall maintain the following insurance during the Term of this Agreement: (i) commercial general liability insurance, written on an occurrence basis with contractual liability extensions covering Broker’s indemnity obligations under this Agreement with respect to personal injury or property damage, and with limits of not less than $2,000,000 each occurrence covering personal injury, bodily injury or death and property damage or destruction (including loss of use thereof), (ii) workers’ compensation as required by statute and employer’s liability of not less than $1,000,000 each occurrence, and ( iii) automobile liability covering all owned, hired and non-owned vehicles with limits of not less than $2,000,000 combined single limit per occurrence. If such insurance is not available on an occurrence basis and must be purchased on a “claims made” basis, then such coverage shall be maintained or an extended reporting or “tail” coverage must be purchased and maintained for a period of two years after the termination of this Agreement. All insurance required hereunder shall be provided by responsible insurers reasonable acceptable to Owner and shall be rated at all times at least A-VIII by AM BEST & Company and shall be authorized to conduct business in the state in which the Property is located. Owner shall have Broker and its members, partners, shareholders, directors, agents and employees named as additional insureds on Owner’s commercial general liability policies with respect to the Property. Owner’s insurance shall be primary and any

4

insurance maintained by Broker shall be excess and non-contributory with respect to liability or loss arising from the Owner’s premises.

               3.1.2. Broker shall provide Owner with certificates of insurance evidencing the coverage required hereunder and with respect to the general and automobile liability coverage requirements, that name the Owner and the Indemnified Parties [Ferry: and The City and County of San Francisco and the San Francisco Port Commission] and their officers, directors, employees and agents as additional insureds with respect to loss or liability arising out of the Broker’s activities under this Agreement. Owner shall provide Broker with certificates of insurance evidencing the coverage required hereunder. Broker shall provide such certificates prior to the commencement date of this Agreement and renewal certificates at least 30 days prior to expiration of any of the required policies. Such certificates and the underlying policies shall state that the coverage may not be cancelled, materially altered or non-renewed without 30 days written notice to Owner. Broker agrees to waive all rights and claims against Owner and Owner parties for losses covered by its insurance policies and shall waive all rights of subrogation of its insurers for such claims. Owner agrees to waive all rights and claims against Broker and Broker parties for losses covered by its insurance policies and shall waive all rights of subrogation of its insurers for such claims. In addition to the foregoing, upon request of Owner, Broker shall provide certified copies of insurance policies evidencing coverages required under this Agreement.

     4.     COMPENSATION.

          4.1. Payment of Commissions. Upon the execution of(x) any Lease between Owner and a tenant thereunder during the term of this Agreement (such being a “New Lease”), (y) any written amendment or agreement between Owner and an existing tenant for a lease expansion during the initial term of any lease of space at the Property (whether such expansion is of a New Lease or a lease executed prior to the commencement of this Agreement) (“Lease Expansion”), or (z) the execution of any Lease with a Prospective Tenant (as defined in Section 4.4.1) of the Property that is entered into after the expiration or termination of this Agreement (“Prospective Lease”), Owner shall immediately thereafter pay to Broker a leasing commission of $5 per rentable square foot leased upon the execution of such New Lease, Lease Expansion, or Prospective Lease, except that: (i) for any New Lease, Lease Expansion, or Prospective Lease entered into with GATX, Coblentz, Patch Duffy & Bass LLP, Stone & Youngberg or CNA, the Owner shall only pay Broker a leasing commission of $3.50 per rentable square foot leased; or (ii) if there is not an Outside Broker (and the tenant is not any of the following GATX, Coblentz, Patch Duffy & Bass LLP, Stone & Youngberg or CNA), the Owner shall pay Broker a leasing commission of $10 per rentable square foot leased. In addition, (i) as provided in Section 7.2, with respect to any commission to be paid for any Prospective Lease that is entered into after the expiration or termination of this Agreement, any such commission shall be reduced by the amount of the Termination Fee, if any, paid with respect to the space leased; and (ii) if a New Lease is entered into with any of the tenants (or their Affiliates) identified on Exhibit A attached hereto, then the leasing commission required to be paid by Owner in accordance with the foregoing provisions shall be reduced by an amount equal to the following leasing commission amounts (which Owner shall pay to Equity Office Properties Management Corp. or its designee (“EOP Broker”)): (A) if there is no Outside Broker, $2 per rentable square foot leased; or (B) if there is an Outside Broker, $1 per rentable square foot leased ($.70 per rentable square foot

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leased for those transactions described in (i) above). The EOP Broker shall be entitled to enforce the immediately preceding covenant against Owner.

          4.2. Outside Broker. Broker shall actively solicit and Broker shall cooperate with, third party real estate brokers and agents (each being herein referred to as an “Outside Broker”), and in the event such cooperation results in the execution of a New Lease or Lease Expansion by Owner and the tenant thereunder, when an Outside Broker was the procuring co-broker, the Outside Broker shall be paid by Owner. Broker shall have no right to obligate Owner directly for the payment of any commission to any Outside Broker.

          4.3. Transfer of Property. No sales or brokerage commission or other compensation shall be paid to Broker in the event the Property, or any portion thereof, is refinanced, sold or otherwise transferred by Owner, provided, however, that, in the event of a sale or transfer of the Property in which the obligations under this Agreement are not assumed by the new owner, such sale or disposition shall be deemed a termination without cause and Broker shall be paid the Termination Fee as provided by this Agreement.

          4.4. Termination. Upon the termination of this Agreement other than pursuant to Section 4.3, whether by the terms of Section 7 or otherwise, Broker shall, within 15 days after the effective date of termination:

               4.4.1. submit to Owner a list (“Final Prospect Report”) of any prospective tenants to whom Broker has physically shown the Premises or with whom Broker in the 60 day period immediately prior to the date of termination has engaged in active negotiations with respect to the leasing of space within the Property, which Final Prospect Report shall be subject to verification by Owner and which Final Prospect Report, to the extent verified by Owner, shall constitute the list of prospective tenants (“Prospective Tenants”);

               4.4.2. if Owner disagrees with the Final Prospect Report, Broker shall be required to submit to Owner written evidence reasonably satisfactory to Owner confirming the nature and extent of such negotiations and such tenant’s interest in the Premises; and

               4.4.3. if Owner shall enter into a New Lease with any Prospective Tenant listed and accepted by Owner in accordance with Section 4.4.1 and such New Lease is executed either (i) within six months after the effective date of termination of this Agreement, or (ii) within one year after the effective date of termination of this Agreement with respect to Prospective Tenants to whom Owner has physically shown the Premises or with whom Owner has had active discussions each in the 60 day period immediately prior to the date six months after the effective date of termination of this Agreement, then such lease shall, for purposes of this Section 4, be considered a New Lease entered into during the term of this Agreement and Broker shall be entitled to the compensation provided in this Section 4.1 with respect thereto.

          4.5. No Waiver. It is further understood and agreed by Broker that notwithstanding any term or provision to the contrary contained herein, that in the event any commission amount to be paid hereunder is adjusted in any manner by mutual written agreement of the parties hereto in connection with one or more transaction(s) occurring during the term hereof, that such adjustment shall not constitute or be deemed a waiver or modification of any term or provision contained in this Agreement.

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     5.     Construction Management. Nothing in this Agreement is intended to alter or modify the rights of Affiliates of Broker, under any development management agreement with Owner, to receive tenant improvement construction coordination/supervision fees to the extent provided in any such agreement. Without Owner’s prior written approval given after the date hereof, Broker shall not discuss or otherwise communicate with any tenant the possibility of such tenant or potential tenant compensating Broker directly (including in the lease) for any services relating to the Property (including construction management).

     6.     Reporting. Until the date six months after the date hereof, Broker shall report to the Development Group of EOPOP with respect to leasing of the Property. After such date such reporting shall be to such persons or group as Owner may specify from time to time.

     7.     TERM.

          7.1. Term. The term of this Agreement shall commence as of                        ,2002 (the “Commencement Date”) and terminate on December 31, 2004; provided, however, that nothing contained in this Section 7.1 shall prohibit the prior termination of this Agreement as permitted by the terms hereof.

          7.2. Termination Without Cause. At any time during the term of this Agreement, Owner may terminate this Agreement without cause by giving the Broker at least 30 days’ notice in writing. If Owner so terminates this Agreement without cause, it shall pay to Broker a termination fee (the “Termination Fee”) based on the date of termination and the amount of rentable [Ferry: non-retail] space that has never been leased at the Property as described in the following table:

Termination Date	Termination Fee

Prior to December 31, 2003	$3.50/unleased rsf
January 1, 2004 — June 30, 2004	$2.25/unleased rsf
July 1, 2004 — December 31, 2004	$1.00/unleased rsf

As and to the extent required in Section 4.1, in the event that any Prospective Leases are entered into after such termination, Owner shall cause the leasing commission for such Prospective Lease specified in Section 4.1 to be paid to Broker, provided, however, that any such commission shall be reduced by the amount of the Termination Fee paid with respect to the space leased. Notwithstanding the foregoing, if A. Robert Paratte is no longer employed by any of the following: Broker, EOPOP, or an Affiliate of EOPOP, then the Termination Fee shall be 50% of the amount that would otherwise be payable. The parties agree that the Property contains [FS2: 502,200/Ferry: 175,000] total rentable square feet subject to this Agreement [Ferry: (which amount excludes retail space at the Property)].

          7.3. Termination For Cause. Notwithstanding the provisions of Section 7.1 above, Owner may, at its option, terminate this Agreement (effective as of the date any of the circumstances described below arise or accrue) upon the occurrence of, or at any time following, any of the circumstances described below (and no Termination Fee shall be payable):

               7.3.1. Loss of Property. Upon foreclosure (by any party not an Affiliate of EOPOP) of the Property, or any notice to Broker of any material condemnation, material destruction or material demolition of the Property.

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               7.3.2. Broker Actions. If Broker (a) fails generally to pay its debts as such debts become due, (b) gives notice to any governmental body of Broker’s insolvency or pending insolvency or the suspension of Broker’s operators, (c) makes an assignment for the benefit of creditors or takes any other similar action for the protection or benefit of its creditors, or (d) files an answer admitting the material allegations of or consenting to, or defaults in answering, any pleading filed with respect to the commencement of any case or proceeding respecting Broker under any bankruptcy or insolvency law.

               7.3.3. Actions Against Broker. If any (a) order for relief is entered against Broker in any case in bankruptcy, (b) any case in bankruptcy is commenced with respect to Broker, (c) any order, judgment, or decree is entered against Broker by a court of competent jurisdiction appointing a receiver, trustee, custodian, or a liquidator of Broker of all or a substantial part of its assets and such order, judgment, or decree continues unstayed and in effect for a period of 90 consecutive days, or (d) any proceeding for the reorganization of Broker or for an arrangement under any bankruptcy or insolvency law applicable to Broker is commenced, whether by or against Broker and is not dismissed within 30 days from the commencement thereof.

               7.3.4. Assignment of Broker. If this Agreement is assigned by Broker either voluntarily or by operation of law (including, without limitation, any assignment by operation of law or otherwise upon the revocation of the corporate charter of Broker), without Owner’s prior written consent, to the extent required by Section 9.3.

               7.3.5. Breach of Agreement. If the following constitutes gross negligence or willful misconduct by Broker (a “Broker Event of Default”): Broker breaches or violates any provision of this Agreement and does not cure or correct such breach or violation to the satisfaction of Owner within 15 days after delivery of written notice from Owner (or such longer period of time (not to exceed 75 days) as reasonably may be necessary to cure if such breach or violation is of such a nature as to require more than 15 days to cure and provided Broker commences curing such breach or violation within fifteen 15 days after delivery of the aforesaid notice and proceeds to diligently cure same). Subject to Section 2.1.3, this section shall not limit Owner’s right to file a lawsuit against Broker in the event Broker breaches this Agreement.

               7.3.6. Licenses. If Broker and Broker’s general partner at any time do not have, collectively, all current, valid licenses necessary to perform its obligations under this Agreement or is not in good standing under such licenses (the foregoing, a “License Default”), provided, however, that Broker or Broker’s sole general partner shall have 30 days (with no notice from Owner required) to cure any failure to have such licenses; and further provided that Broker shall earn no amount pursuant to Section 4.l for any lease signed at a time when a License Default has occurred and remains uncured.

     8.     OWNER EVENT OF DEFAULT. If the following constitutes gross negligence or willful misconduct by Owner (an “Owner Event of Default”): Owner breaches or violates any provision of this Agreement and does not cure or correct such breach or violation to the satisfaction of Broker within 15 days after delivery of written notice from Broker (or such longer period of time (not to exceed 75 days) as reasonably may be necessary to cure if such breach or violation is of such a nature as to require more than 15 days to cure and provided Owner

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commences curing such breach or violation within fifteen 15 days after delivery of the aforesaid notice and proceeds to diligently cure same). Subject to Section 2.1.3, this section shall not limit Broker’s right to file a lawsuit against Owner in the event Owner breaches this Agreement.

     9.     MISCELLANEOUS.

          9.1. Attorneys Fees. In the event of any dispute, including, but not limited to, an action at law or in equity, as to the enforcement or interpretation of the terms of this Agreement, the prevailing party shall be entitled, in addition to all expenses, costs or damages awarded by a court of competent jurisdiction and to any other relief to which such party may be entitled, to reasonable attorneys’ fees, whether or not such controversy was litigated or prosecuted to judgment.

          9.2. Written Communication. All notices, demands, consents, approvals, and other communication provided for in this Agreement shall be in writing and shall be given to the Owner or Broker at the address set forth below or at such other or additional addresses as either may specify thereafter in writing in accordance with this Section:

OWNER:	[Foundry Square Associates II, LLC/
Ferry Building Associates, LLC]
c/o Equity Office Properties Trust
2 North Riverside Plaza, Suite 2100
Chicago, IL 60606
Attn.: EVP — Development and Portfolio Management

with a copy to:	[FSA II LLC/FBA LLC]
c/o Equity Office Properties Trust
2 North Riverside Plaza, Suite 2100
Chicago, IL 60606
Attn: Chief Legal Counsel

BROKER:	Wilson Realty Partners, L.P.
199 Howard Street
San Francisco, CA 94105-1610

with a copy to:	Farella Braun & Martel, LLP
Russ Building, 30th Floor
235 Montgomery Street
San Francisco, CA 94104
Attn: Jeff Newman

Each such notice or other communication shall either be mailed by United States registered or certified mail, return receipt requested, postage prepaid and may be deposited in a United States Post Office or a depository for the receipt of mail regularly maintained by the Post Office, or delivered by personal delivery, or by a national courier service. Such notices shall be deemed delivered three days after deposit in the U.S. mail, if mailed in accordance with the foregoing, or when received or refused, if delivered by personal delivery or national courier service.

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     9.3. No Assignment. Broker shall not assign this Agreement, without the express prior written consent of Owner, which may be granted or withheld in Owner’s sole and absolute discretion, provided, however, that, without Owner’s consent, but with no less than 30 days prior written notice to Owner, Broker may assign or transfer this Agreement (with Broker remaining responsible for all Broker’s obligations under this Agreement) to an entity in which (i) A. Robert Paratte (only if he has not been hired by Owner or its Affiliate) is a principal or employee, and (ii) at least two of Tom Sullivan, Jon Knorpp and Christopher Meany (a) are principals, (b) control such entity, and (c) have a material economic interest.

     9.4. Invalidation. Invalidation or unenforceability of any one or more of the provisions of this Agreement shall in no way affect any of the other provisions hereof which shall remain in full force and effect.

     9.5. Subordination. Broker agrees that all of its rights hereunder, including, without limitation, its right to receive compensation or reimbursement pursuant to Section 4.1 above, shall at all times be subordinate and inferior to the rights of any now existing or future mortgagee, ground lessor or other party holding a recorded security interest, mortgage, deed of trust, security agreement, assignment of rents and/or leases, or the like, against Owner’s interest in the Property or any part thereof (“Secured Party”) (excluding, however, the rights of any equipment of other vendors and/or lessors who hold a security interest in only specific pieces of equipment, furniture or the like pursuant to an installment sale contract, lease, chattel mortgage or similar instrument, and the rights of Riverside Finance Company, L.L.C. (and any successors or assigns thereof) under its existing mortgage). Notwithstanding the terms of this Section 9.5, this Agreement shall automatically terminate upon any foreclosure, deed-in-lieu of foreclosure transaction, judicial sale of the Property or similar transaction, and Secured Party or any purchaser at such transaction shall not be liable for any fees or other obligations due hereunder, provided that any Termination Fee payable pursuant to Section 4.3 shall be paid by Owner to Broker and shall not be affected thereby. Notwithstanding the foregoing sentence, in the event of any foreclosure, deed-in-lieu of foreclosure transaction, judicial sale of the Property or similar transaction involving Riverside Finance Company, L.L.C. (and any successors or assigns of its interest in such mortgage) with respect to its existing mortgage, this Agreement shall not terminate and shall be deemed to have been assigned to and assumed by Riverside Finance Company, L.L.C. (or any successors or assigns of its interest in such mortgage), provided, however, that the foregoing shall not be deemed to prevent Riverside Finance Company, L.L.C. (or any successors or assigns of its interest in such mortgage) from terminating this Agreement without cause under Section 7.2 and paying the Termination Fee to Broker.

     9.6. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall comprise but a single instrument.

     9.7. Interpretation. All personal pronouns used in this Agreement, whether used in the masculine, feminine, or neuter gender, shall include all other genders, the singular shall include the plural; and the plural shall include the singular. Titles of Sections and paragraphs in this Agreement are for convenience of reference only, and neither limit nor amplify the provisions of this Agreement. All references in this Agreement to Sections or paragraphs shall refer to the corresponding Section or paragraph of this Agreement unless specific reference is made to the provisions of any other specified document or law. No provision of this

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Agreement shall be construed against or interpreted to the disadvantage of either Owner or Broker by any court or other governmental, judicial or arbitration authority by reason of either Owner or Broker having, or being deemed to have, structured or dictated such provision, the parties hereto acknowledging that the parties have jointly participated in the negotiation, drafting, and preparation of this Agreement.

     9.8. Governing Law. This Agreement and the obligations of Owner and Broker hereunder shall be interpreted, construed, and enforced in accordance with the laws of the state of California, without regard to its conflicts of law provisions.

     9.9. Amendments. Neither this Agreement nor any provision hereof shall be changed, amended, waived, or discharged orally, but only by an instrument in writing duly signed by the party against whom enforcement of the change, amendment, waiver, or discharge is sought.

     9.10. Recording. Broker and Owner hereby agree that neither this Agreement nor a short form memorandum shall be recorded in the public records.

     9.11. Complete Agreement. This Agreement (including all exhibits and schedules attached hereto) constitutes the complete agreement of the parties with respect to the leasing of the Premises and supersedes any previous agreement or understanding between the parties hereto relating to the leasing of the Premises.

     9.12. Successors and Assigns. Subject to Section 9.3, the terms of this Agreement shall be binding upon and shall inure to the benefit of Owner and Broker and the transferees, representatives, successors and assigns of any of them.

     9.13. Third-Party Beneficiary. Owner and Broker hereby expressly acknowledge and agree that this Agreement is for the sole and exclusive benefit of Owner and Broker; provided, however, that the leasing commission provisions contained in this Agreement are also intended to be for the benefit of EOP Broker and its Affiliates and shall be enforceable by EOP Broker and its Affiliates.

     9.14. Exculpatory Clause. Each party agrees that none of other party’s direct or indirect partners, members, trustees, beneficiaries or shareholders, nor any of their respective officers, directors, shareholders, partners, members, trustees, beneficiaries, employees, agents, representatives, heirs, successors or assigns, shall be personally liable for any of the obligations hereunder and that each party must look solely to the other party’s assets (and in the case of Owner, solely to its interest in the Property) for the enforcement of any claims against such party arising hereunder. For purposes of this Agreement, the obligations of direct or indirect partners of any party to make capital contributions to such party and any deficit capital accounts shall not constitute assets of such party against which recourse may be sought.

     9.15. No Discrimination. In the performance of this Agreement, Broker covenants and agrees not to discriminate on the basis of the fact or perception of a person’s race, color, creed, religion, national origin, ancestry, age, sex, sexual orientation, gender identity, domestic partner status, marital status, disability or Acquired Immune Deficiency Syndrome or HIV status (AIDS/HIV status) against any employee, any employee of the City working with, or

11

applicant for employment with Broker, in any of Broker’s operations within the United States, or against any person seeking accommodations, advantages, facilities, privileges, services, or memberships in all business, social, or other establishments or organizations operated by Broker.

     9.16. San Francisco Requirements. This Agreement hereby incorporates by reference the provisions of Sections 12B.2(a), 12B.2(c)-(k), inclusive, and 12C.3 of the San Francisco Administrative Code. In the performance of this Agreement, Broker covenants and agrees to comply strictly and in all respects with the provisions of Sections 12B.2(a), 12B.2(c)-(k), inclusive, and 12C.3 of the San Francisco Administrative Code.

     9.17. San Francisco Non-Discrimination. The provisions of Chapters 12B and 12C of the San Francisco Administrative Code relating to non-discrimination by parties Agreementing for the lease of City property are incorporated in this Section 9.17 by reference and made a part of this Agreement as though fully set forth herein. Broker shall comply fully with and be bound by all of the provisions that apply to this Agreement under such Chapters of the Administrative Code, including but not limited to the remedies provided in such Chapters.

     9.18. Cigarettes and Tobacco. Broker acknowledges and agrees that no advertising of cigarettes or tobacco products shall be allowed on the Premises. The foregoing prohibition shall include the placement of the name of a company producing, selling or distributing cigarettes or tobacco products or the name of any cigarette or tobacco product in any promotion of any event or product or on any sign. The foregoing prohibition shall not apply to any advertisement sponsored by a state, local or nonprofit entity designed to communicate the health hazards of cigarettes and tobacco products or to encourage people not to smoke or to stop smoking.

     9.19. REIT Qualification. Broker recognizes and acknowledges that Equity Office Properties Trust (the REIT”), an affiliate of Owner, intends to qualify as a “real estate investment trust” for purposes of the Internal Revenue Code and that maintaining such status and avoiding any activity which might cause a penalty or tax (including, without being limited to, the tax imposed on income from foreclosure property under Section 857(b)(4) of the Code, the tax imposed on the failure to meet certain income requirements under Section 857(b)(5) of the Code and the tax imposed on income from prohibited transactions under Section 857(b)(6) of the Code) to be applied is of material concern to Owner in the conduct of its business generally. Prior to such time that the REIT notifies Broker in writing that the Board of Trustees of the REIT has determined pursuant to the REIT’s Amended and Restated Declaration of Trust, as may be amended and/or restated, to revoke or otherwise terminate the REIT’s election to be treated as a real estate investment trust under the Code, Broker shall not enter into or cause Owner to enter into any agreement to engage, nor shall Broker engage in, any activities which, in the reasonable opinion of Broker or in the reasonable opinion of counsel selected by Broker, could result in (i) the prevention of the qualification of the REIT as a “real estate investment trust,” (ii) imposition of a penalty or tax (including, without being limited to, the tax imposed on income from foreclosure property under Section 857(b)(4) of the Code, the tax imposed on the failure to meet certain income requirements under Section 857(b)(5) of the code and the tax imposed on income from prohibited transactions under Section 857(b)(6) of the Code) on the REIT, or (iii) the realization by the REIT of income in the form of original issue discount.

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     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above provided.

OWNER:

___________________________, LLC, a California limited liability company

___________________________, Investors, LLC, a Delaware limited liability company, its Manager

By:	EOP Operating Limited Partnership, a Delaware limited partnership

	By:	Equity Office Properties Trust, a Maryland real estate investment trust, its General Partner

By:
Name:
Title:

BROKER:

WILSON REALTY PARTNERS, L.P., a Delaware limited partnership

	By:	Wilson Realty Partners, Inc., a California corporation its sole general partner

		By:	Thomas P. Sullivan Its President

Riverside Finance Company, L.L.C. joins into this Agreement for the limited purpose of confirming its agreement to be bound by the provisions of Section 9.5.

RIVERSIDE FINANCE COMPANY, L.L.C.

By:
Name:
Title:

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EXHIBIT A

List Of Leases For Which EOP Broker Is Entitled To Commission
As Set Forth In Section 4.1

14

EXHIBIT I

Assignment of Work Product

WORKPRODUCT ASSIGNMENT

     THIS WORKPRODUCT ASSIGNMENT (this “Agreement”)is made as of December 18, 2002, by Wilson/Equity Office, LLC (“WEO”), Wilson Realty Partners, L.P. (“WEO LP”),and Wilson Realty Partners, Inc. (“WEO Inc. ”) in favor of the various Owner parties described below. All capitalized terms used but not otherwise defined herein shall have the meanings given in the Separation Agreement (defined below), or to the extent not defined therein, in the WEO Agreement.

RECITALS

     A.     WEO, WEO LP, WEO Inc. and Wilson (collectively the “WEO Parties”), and EOP Investor, L.L.C. are among the parties to that certain Separation Agreement (the “Separation Agreement”) dated as of December      , 2002.

     B.     As provided in Section 1.10 of the Separation Agreement, the WEO Parties have agreed, with respect to FS2, FS3, FS4, Ferry, Concar, SRl and SR2, to cause to be assigned, without any recourse, representation, warranty or associated covenants or agreements, to the Owner of each Project, all right, title and interest of the WEO Parties in all work product, plans, specifications, budgets, files, financial information, contracts (including any design/build contracts entered into by the Project general contractor, but not including any of the following: (i) the interests in the Project Entities or WEO or its Subsidiaries; (ii) the Brokerage Agreements; or (iii) any other contracts that are part of the WEO Operating Assets), correspondence and other documents to the extent relating to the applicable Owners, Project Entities and entities in which either has an interest, the applicable Projects and the property associated therewith to the extent it is legally within the power of any of the WEO Parties to do so (collectively, the “Deliverable Work Product”).

     NOW THEREFORE, in consideration of the foregoing premises and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the WEO Parties hereby make the following assignments:

     1.     Assignment. The WEO Parties hereby assign, without any recourse, representation, warranty or associated covenants or agreements, to the Owners of each of FS2, FS3, FS4, Ferry, Concar, SRl and SR2, all Deliverable Work Product. Each of the foregoing assignors shall have the right to review and make copies of the Deliverable Work Product at reasonable times and upon reasonable notice notwithstanding this assignment. Notwithstanding this assignment, to the extent in the possession or control of the assignors, possession of the Deliverable Work Product shall remain with the assignors until deliverable pursuant to the Separation Agreement.

     2.     Wilson Affiliates. Wilson shall cause the Wilson Parties (other than individuals) to assign to the Project Owners of each of FS2, FS3, FS4, Ferry, Concar, SRl and SR 2, all Deliverable Work Product (in which such Affiliates have an interest) relating to the applicable Owners, Project Entities and entities in which either has an interest, the applicable Projects and the property associated therewith.

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     3.     Separation Agreement Controls. Notwithstanding anything to the contrary herein, nothing in this Agreement overrides or limits any representation, warranty, covenant or agreement in the Separation Agreement.

     4.     Miscellaneous. Section 13 of the Separation Agreement is hereby incorporated herein by reference.

WEO:

WILSON/EQUITY OFFICE, LLC, a Delaware limited liability company

By: EOP Investor, L.L.C., a Delaware limited liability company, its member

	By:	Equity Office Properties Management Corp., a Delaware corporation, its Member Manager

By:
Name:
Title:

By:	Wilson Investors — California, LLC, a Delaware limited liability company, its member

By:
Name:
Title:

WEO LP:

WILSON REALTY PARTNERS, L.P., a Delaware limited partnership

By:	Wilson Realty Partners, Inc., a Delaware limited liability company, its sole general partner

By:
	Name:	Tom Sullivan
	Title:	Its President

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WEO INC.:

WILSON REALTY PARTNERS, INC., a Delaware limited liability company

By:
Name:	Tom Sullivan
Title:	Its President

WILSON:

WILSON INVESTORS — CALIFORNIA, LLC, a Delaware limited liability company

By:
Name:
Title:

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WORKPRODUCT ASSIGNMENT

     THIS WORKPRODUCT ASSIGNMENT (this “Agreement”) is made as of December      , 2002, by Wilson/Equity Office, LLC (“WEO”) and EOP Investor, L.L.C. (“EOP”) in favor of Wilson — Larkspur Realty Partners, LLC, a Delaware limited liability company (“Wilson-Larkspur”). All capitalized terms used but not otherwise defined herein shall have the meanings given in the Separation Agreement (defined below), or to the extent not defined therein, in the WEO Agreement.

RECITALS

     A.     WEO and EOP are among the parties to that certain Separation Agreement (the “Separation Agreement”) dated as of December     , 2002.

     B.     As provided in Section 1.10 of the Separation Agreement, WEO has agreed, with respect to Larkspur, to cause to be assigned, without any recourse, representation, warranty or associated covenants or agreements, to Wilson-Larkspur, all right, title and interest of WEO in all work product, plans, specifications, budgets, files, financial information, contracts, correspondence and other documents to the extent relating to WEO-Larkspur, the Larkspur Project, and the property associated therewith to the extent it is legally within the power of WEO to do so (collectively, the “Deliverable Work Product”).

     NOW THEREFORE, in consideration of the foregoing premises and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, WEO and EOP hereby agree to make the following assignments:

     1.     Assignment. WEO hereby assigns, without any recourse, representation, warranty or associated covenants or agreements, to Wilson Larkspur all Deliverable Work Product. The foregoing assignor shall have the right to review and make copies of the Deliverable Work Product at reasonable times and upon reasonable notice notwithstanding this assignment. Notwithstanding this assignment, to the extent in the possession or control of the assignor, possession of the Deliverable Work Product shall remain with the assignor until deliverable pursuant to the Separation Agreement.

     2.     EOP Affiliates. EOP shall cause the EOP Parties (other than individuals) to assign to Wilson-Larkspur all Deliverable Work Product (in which such EOP Parties have an interest, if any) relating to WEO-Larkspur, the Larkspur Project, and the property associated therewith.

     3.     Separation Agreement Controls. Notwithstanding anything to the contrary herein, nothing in this Agreement overrides or limits any representation, warranty, covenant or agreement in the Separation Agreement.

     4.     Miscellaneous. Section 13 of the Separation Agreement is hereby incorporated herein by reference.

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WEO:

WILSON/EQUITY OFFICE, LLC, a Delaware limited liability company

BY: EOP Investor, L.L.C., a Delaware limited liability company, its member

	By:	Equity Office Properties Management Corp., a Delaware corporation, its Member Manager

By:
Name:
Title:

By:	Wilson Investors — California, LLC, a Delaware limited liability company, its member

By:
Name:
Title:

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EOP:

EOP INVESTOR, L.L.C., a Delaware limited liability company

By: Equity Office Properties Management Corp., a Delaware corporation, its Member Manager

By:
Name:
Title:

3

EXHIBIT J

FSI Development Management Acknowledgment

Foundry Square Investors III, LLC
199 First Street, Suite 200
San Francisco, CA 94105

As of December _____, 2002

KSW Howard Street Properties II, LLC
KSW Properties
244 California Street, 7th Floor
San Francisco, CA 94111
Attn: Thomas Reichling

Foundry Square Associates III, LLC
c/o Wilson/Equity Office, LLC
199 First Street, Suite 200
San Francisco, CA 94105

     Re: Confirmation of Certain Additional Contributions

Ladies and Gentlemen:

     Reference is made to that certain Operating Agreement of First Street Associates, LLC, a California limited liability company, renamed Foundry Square Associates III, LLC (the “Company”), dated as of October 29, 1998 (the “Operating Agreement”), among Howard Street Investors III, LLC (successor in interest to Howard Street Investors), a California limited liability company (“Howard”), as Manager and Member, KSW Howard Street Properties II, LLC (formerly known as KSW Howard Street Properties), a California limited liability company (“KSW Howard Street”), as Manager and Member, and Foundry Square Investors III, LLC (formerly known as First Street Investors), a California limited liability company (“FSI-III”), as a Member. All capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Operating Agreement.

     Section 3.03 of the Operating Agreement provides that certain funds contributed by FSI-III to the Company for the development of the Improvements shall be deemed to be “Additional Contributions”. Section 5.08 of the Operating Agreement provides that the Company is required to pay certain development management fees to Wilson/Equity Office, L.P., a Delaware limited partnership, which is wholly owned and controlled by Wilson/Equity Office, LLC, a Delaware limited liability company (the successor in interest to WW&A).

     The purpose of this letter is to confirm that the parties hereto acknowledge and agree that all of those certain amounts set forth on Exhibit A attached hereto, which have been contributed by FSI-III to the Company and which total $386,388.00 in the aggregate, shall be included as part of FSI-III’s Additional Contributions pursuant to Section 3.03 of the Operating Agreement. The parties further confirm that such amounts are valid development management fees properly paid by the Company pursuant to Section 5.08 of the Operating Agreement.

     The individuals executing this letter on behalf of the parties hereto individually represent and warrant that he or she has been authorized to do so on behalf of such party and has the power to bind such party. This letter may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and is intended to be binding when all parties have delivered their signatures to the other parties. Signatures may be delivered by facsimile transmission. All counterparts shall be deemed an original of this letter.

     If the foregoing is acceptable to you, please indicate your acknowledgement and agreement by executing and returning a copy of this letter.

Very truly yours,

FOUNDRY SQUARE INVESTORS III, LLC, a California limited liability company

By: Wilson/Equity Office, LLC, a Delaware limited liability company, its Manager

By: Wilson Investors — California, LLC, a Delaware limited liability company, its Manager

By: _________________________________ Thomas P. Sullivan, its Manager

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     ACKNOWLEDGED AND AGREED:

KSW PROPERTIES,
a California limited partnership
By:	Kingsley, Schreck, Wells & Reichling,
a California limited partnership,
its General Partner

	By:	_____________________________
Thomas V. Reichling,
General Partner

	By:	_____________________________
Albert R. Schreck,
General Partner

KSW HOWARD STREET PROPERTIES II
LLC, a Delaware limited liability company

By:	Kingsley, Schreck, Wells & Reichling,
a California limited partnership,
its Manager

	By:	_____________________________
Thomas V. Reichling,
General Partner

	By:	_____________________________
Albert R. Schreck,
General Partner

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HOWARD STREET INVESTORS III, LLC,
a California limited liability company

By: Foundry Square Investors III, LLC,
a California limited liability company, its Manager

By: Wilson/Equity Office, LLC,
a Delaware limited liability company,
its Manager

By: Wilson Investors — California, LLC,
a Delaware limited liability company,
its Manager

By: ____________________________
Thomas P. Sullivan, its Manager

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FOUNDRY SQUARE ASSOCIATES IV, LLC

By: HOWARD STREET INVESTORS III, LLC, a California limited liability company, its Manager

By: Foundry Square Investors III, LLC, a California limited liability company, it Manager

By: Wilson/Equity Office, LLC, a Delaware limited liability company, its Manager

By: Wilson Investors — California, LLC, a Delaware limited liability company, its Manager

By: __________________________ Thomas P. Sullivan, its Manager

By: KSW HOWARD STREET PROPERTIES II LLC, a Delaware limited liability company, its Manager

By: Kingsley, Schreck, Wells & Reichling, a California limited partnership, its Manager

By: ____________________________ Thomas V. Reichling, General Partner

By: ____________________________ Albert R. Schreck, General Partner

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EXHIBIT A

See attached.

EXHIBIT L

Larkspur Assignment of Membership Interests

ASSIGNMENT AND ASSUMPTION
OF MEMBERSHIP INTEREST

     This Assignment and Assumption of Membership Interests (this “Assignment”) is made as of this            day of December, 2002, by and among Wilson/Equity Office, LLC, a Delaware limited liability company (“WEO”) and Wilson — Larkspur Realty Partners, LLC, a Delaware limited liability company (“Wilson-Larkspur”).

RECITALS

     A.     Wilson Investors — California, LLC (“Wilson”) and EOP Investor, L.L.C., a Delaware limited liability company (“EOP”) are the two members of WEO pursuant to that certain Amended and Restated Operating Agreement No. 1 of Wilson/Equity Office, LLC, dated as of August 1, 2000 (“WEO Agreement”). EOP owns a 49.9% Percentage Interest in WEO and Wilson owns a 50.1% Percentage Interest in WEO.

     B.     WEO is the sole member of Wilson — Larkspur, LLC, a Delaware limited liability company; formerly known as WEO — Larkspur, LLC (the “Larkspur Project Entity”).

     C.     As contemplated by that certain Separation Agreement, dated as of December    , 2002 (the “Separation Agreement”), by and among Wilson EOP, WEO and certain other parties, the parties hereto wish to transfer, assign, and assume all of the membership interests in the Larkspur Project Entity as hereinafter provided. Following the transfer to be effected by this Assignment, Wilson — Larkspur will be the manager and the sole member of the Larkspur Project Entity. Capitalized terms used in this Assignment without definition shall have the same meaning as set forth the Separation Agreement.

AGREEMENT

     NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, the parties hereby agree as follows:

     1.     Assignment of WEO Interest in Larkspur Project Entity. WEO hereby assigns and transfers its entire interest in the Larkspur Project Entity to Wilson — Larkspur, and Wilson — Larkspur hereby accepts and assumes such membership interest and agrees to perform all of the obligations pertaining to such membership interest arising or accruing from and after the date hereof. WEO, in its capacity as the manager of the Larkspur Project Entity, hereby consents and agrees to such transfer and assumption and agrees to make any other deliveries or requirements in connection with such assignment and transfer (and the parties hereto agree that no delivery of any legal opinion will be required).

     2.     Appointment of Wilson — Larkspur as the New Manager of the Larkspur Project Entity. Following the assignment and assumption set forth above, WEO hereby resigns as the manager of the Larkspur Project Entity and Wilson — Larkspur, the sole member of the Larkspur Project Entity, hereby appoints itself as the new manager of the Larkspur Project Entity. Wilson — Larkspur hereby accepts such appointment.

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     3.     Allocation of Liabilities. The respective liabilities between the parties hereto with respect to the interests transferred pursuant to this Assignment, including, but not limited to any indemnity obligations, shall be governed by the provisions of the WEO Agreement, the Separation Agreement and the exhibits thereto.

     4.     Miscellaneous.

     4.1. Attorneys Fees. In the event of any dispute, including, but not limited to, an action at law or in equity, as to the enforcement or interpretation of the terms of this Agreement, the prevailing party shall be entitled, in addition to all expenses, costs or damages awarded by a court of competent jurisdiction and to any other relief to which such party may be entitled, to reasonable attorneys’ fees, whether or not such controversy was litigated or prosecuted to judgment; provided, however, that for any dispute involving WEO (a) and any EOP Party where WEO is the non-prevailing party, Wilson shall be responsible for (i) all attorneys fees, court costs and experts expenses of WEO, and (ii) any obligation of WEO to make a payment to any prevailing party for their attorney’s fees and costs, and (b) and any Wilson Party where WEO is the non-prevailing party, EOP shall be responsible for the expenses in (i) and (ii). Except as otherwise set forth in the preceding sentence, each of the parties hereto shall be responsible for any and all costs and expenses (including the fees and expenses of its attorneys, advisors and consultants) it may incur in connection with this Assignment and neither WEO nor any Subsidiary (as defined in the WEO Agreement) thereof shall incur any such costs or expenses.

     4.2. Individuals Signing. Each of the individuals executing this Assignment on behalf of the parties hereto individually represents and warrants that he or she has been authorized to do so on behalf of such party and has the power to bind such party.

     4.3. Further Assurances. The parties hereby agree to execute such other documents and perform such other acts as may be necessary or desirable to carry out the purposes of this Assignment, whether before or after the Closing Date.

     4.4. Counterparts. This Assignment may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and is intended to be binding when all parties have delivered their signatures to the other parties. All counterparts shall be deemed an original of this Assignment.

     4.5. Governing Law. This Assignment is entered into and shall be governed by and construed in accordance with the laws of the State of California (without giving effect to its choice of law principles).

     4.6. Successors and Assigns. This Assignment shall be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective heirs, devisees, executors, administrators, legal representatives, successors and assigns.

[SIGNATURES ON NEXT TWO PAGES]

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          IN WITNESS WHEREOF, this Assignment has been duly executed and delivered by the parties hereto as of the date set forth above.

WEO:

WILSON/EQUITY OFFICE, LLC, a Delaware limited liability company

By:	Wilson Investors — California, LLC, a Delaware limited liability company, its Manager

	By:	Tom Sullivan, its Manager

WILSON — LARKSPUR REALTY PARTNERS, LLC, a Delaware limited liability company

By:	Wilson Investors — California, LLC, a Delaware limited liability company, its Manager

	By:	Tom Sullivan, its Manager

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